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                                                                Exhibit 10(d)(i)



                               HARRIS CORPORATION

                                 RETIREMENT PLAN

                              AMENDED AND RESTATED

                                  JUNE 23, 2000


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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS....................................................................2

   1.1 ACCOUNTS..........................................................................2

   1.2 AFTER-TAX ACCOUNT.................................................................2

   1.3 AFTER-TAX CONTRIBUTIONS...........................................................2

   1.4 BALANCED FUND.....................................................................2

   1.5 BASIC ACCOUNT.....................................................................2

   1.6 BENEFICIARY.......................................................................2

   1.7 BREAK-IN-SERVICE..................................................................2

   1.8 CODE..............................................................................2

   1.9 COMPENSATION......................................................................3

   1.10 CONSOLIDATED SUBSIDIARIES........................................................5

   1.11 CORPORATION......................................................................5

   1.12 DISABILITY.......................................................................5

   1.13 EARLY RETIREMENT AGE.............................................................5

   1.14 EMPLOYMENT UNIT..................................................................5

   1.15 EMPLOYEE.........................................................................5

   1.16 ERISA............................................................................6

   1.17 EXCESS COMPENSATION..............................................................6

   1.18 FISCAL YEAR......................................................................6

   1.19 FULL-TIME EMPLOYEE...............................................................7

   1.20 HARRIS STOCK FUND................................................................7

   1.21 HARRIS STOCK AFTER-TAX ACCOUNT...................................................7

   1.22 HARRIS STOCK MATCHING ACCOUNT....................................................7

   1.23  HARRIS STOCK PRE-TAX ACCOUNT....................................................7

   1.24 HIGHLY COMPENSATED EMPLOYEE......................................................7

   1.25 HOUR OF SERVICE..................................................................8

   1.26 INVESTMENT COMMITTEE.............................................................8

   1.27 INVESTMENT FUNDS.................................................................8

   1.28 LEAVE OF ABSENCE.................................................................8

   1.29 MATCHING AFTER-TAX ACCOUNT.......................................................8


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   1.30 MATCHING AFTER-TAX CONTRIBUTIONS.................................................8

   1.31 MATCHING CONTRIBUTIONS...........................................................9

   1.32 MATCHING PRE-TAX ACCOUNT.........................................................9

   1.33 MATCHING PRE-TAX CONTRIBUTIONS...................................................9

   1.34 MILITARY LEAVE...................................................................9

   1.35 NORMAL RETIREMENT AGE............................................................9

   1.36 PARTICIPANT......................................................................9

   1.37 PARTICIPATING COMPANY............................................................9

   1.38 PERIOD OF SERVICE...............................................................10

   1.39 PERIOD OF SEVERANCE.............................................................10

   1.40 PLAN............................................................................10

   1.41 PLAN YEAR.......................................................................10

   1.42 PREDECESSOR COMPANY.............................................................10

   1.43 PRE-TAX ACCOUNT.................................................................10

   1.44 PRE-TAX CONTRIBUTIONS...........................................................11

   1.45 PROFIT-SHARING ACCOUNT..........................................................11

   1.46 PROFIT-SHARING CONTRIBUTIONS....................................................11

   1.47 RELATED COMPANY.................................................................11

   1.48 RELEASE EMPLOYEE................................................................11

   1.49 RETIREMENT PLAN ADMINISTRATIVE COMMITTEE........................................12

   1.50 ROLLOVER ACCOUNT................................................................12

   1.51 SAVINGS ACCOUNT.................................................................12

   1.52 SERP............................................................................12

   1.53 SEVERANCE FROM SERVICE DATE.....................................................12

   1.54 SUPPLEMENTAL ACCOUNT............................................................12

   1.55 TAXABLE WAGE BASE...............................................................13

   1.56 TRUST AGREEMENT.................................................................13

   1.57 TRUST FUND......................................................................13

   1.58 TRUSTEE.........................................................................13

   1.59 VALUATION DATE..................................................................13


ARTICLE II  PARTICIPATION...............................................................13

   2.1 IN GENERAL.......................................................................13


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   2.2 RENEWAL OF PARTICIPATION ON REEMPLOYMENT.........................................14

   2.3 PERIODS OF SERVICE ON REEMPLOYMENT...............................................14

   2.4 SERVICE WITH PREDECESSOR COMPANY.................................................15

   2.5 MILITARY LEAVE...................................................................15


ARTICLE III  CONTRIBUTIONS AND ALLOCATIONS..............................................16

   3.1 PROFIT-SHARING CONTRIBUTIONS.....................................................16

   3.2 ALLOCATION OF PROFIT-SHARING, CONTRIBUTION TO PARTICIPANTS.......................19

   3.3 PRE-TAX CONTRIBUTIONS............................................................20

   3.4 MATCHING PRE-TAX CONTRIBUTIONS...................................................22

   3.5 AFTER-TAX CONTRIBUTIONS..........................................................22

   3.6 MATCHING AFTER-TAX CONTRIBUTIONS.................................................23

   3.7 ELECTIONS TO MAKE PRE-TAX AND AFTER-TAX CONTRIBUTIONS............................24

   3.8 ROLLOVER CONTRIBUTIONS...........................................................25

   3.9 PARTICIPATING COMPANY'S OBLIGATION TO MAKE CONTRIBUTIONS.........................26

   3.10 TREATMENT OF FORFEITED AMOUNTS..................................................26

   3.11 FINALITY OF ALLOCATIONS.........................................................27


ARTICLE IV  LIMITATIONS ON CONTRIBUTIONS................................................28

   4.1 IN GENERAL.......................................................................28

   4.2 PRE-TAX CONTRIBUTIONS............................................................28

   4.3 LIMITATIONS ON CONTRIBUTIONS FOR HIGHLY COMPENSATED EMPLOYEES....................29

   4.4 LIMITATIONS ON ANNUAL ADDITIONS..................................................42


ARTICLE V  VESTING AND FORFEITURES......................................................45

   5.1 IN GENERAL.......................................................................45

   5.2 VESTING ON RETIREMENT, DEATH OR DISABILITY.......................................45

   5.3 VESTING ON OTHER TERMINATION OF EMPLOYMENT.......................................45

   5.4 EFFECT OF IN-SERVICE WITHDRAWALS ON A PARTICIPANT'S VESTED PERCENTAGE............47

   5.5 FORFEITURES......................................................................47


ARTICLE VI  ACCOUNTS AND INVESTMENTS....................................................48

   6.1 ESTABLISHMENT OF ACCOUNTS........................................................48

   6.2 INVESTMENT OF ACCOUNTS...........................................................50


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   6.3 ALLOCATION OF EARNINGS AND LOSSES................................................52

   6.4  SPECIAL RULES CONCERNING HARRIS STOCK FUND......................................52


ARTICLE VII  DISTRIBUTIONS..............................................................55

   7.1 IN GENERAL.......................................................................55

   7.2 SMALL BENEFIT CASH-OUT...........................................................56

   7.3 FORM OF PAYMENT..................................................................57

   7.4 TIME OF PAYMENT..................................................................58

   7.5 DIRECT ROLLOVER..................................................................58

   7.6 BENEFIT AMOUNT AND WITHHOLDING...................................................60

   7.7 ORDER OF DISTRIBUTIONS...........................................................60

   7.8 STATUTORY REQUIREMENTS...........................................................61

   7.9 DESIGNATING BENEFICIARIES........................................................64

   7.10 PAYMENT OF GROUP INSURANCE PREMIUMS.............................................66

   7.11 INABILITY TO LOCATE PARTICIPANT.................................................66


ARTICLE VIII LOANS......................................................................67

   8.1 IN GENERAL.......................................................................67

   8.2 LOAN ADMINISTRATION..............................................................67

   8.3 TERMS AND CONDITIONS OF LOANS....................................................68

   8.4 INTEREST RATE....................................................................69

   8.5 REPAYMENT AND DEFAULT............................................................70

   8.6 MECHANICS........................................................................72

   8.7 SPECIAL POWERS...................................................................72


ARTICLE IX  IN-SERVICE WITHDRAWALS......................................................73

   9.1 WITHDRAWALS FROM SAVINGS ACCOUNT AND AFTER-TAX ACCOUNT...........................73

   9.2 WITHDRAWALS FROM ROLLOVER, PRE-TAX AND PROFIT SHARING ACCOUNTS...................73

   9.3 CONDITIONS APPLICABLE TO ALL WITHDRAWALS.........................................76

   9.4 REDUCTION OF INVESTMENT FUND BALANCES............................................76


ARTICLE X  TOP-HEAVY PROVISIONS.........................................................76

   10.1 IN GENERAL......................................................................76

   10.2 MINIMUM ALLOCATION..............................................................77

   10.3 MINIMUM VESTING.................................................................77

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   10.4 DEFINITIONS.....................................................................78


ARTICLE XI  ADMINISTRATION..............................................................82

   11.1 NAMED FIDUCIARIES...............................................................82

   11.2 RETIREMENT PLAN ADMINISTRATIVE COMMITTEE........................................83

   11.3 POWERS AND DUTIES OF COMMITTEE..................................................83

   11.4 ACTIONS OF COMMITTEE............................................................83

   11.5 FINALITY OF DECISIONS...........................................................84

   11.6 IMMUNITIES......................................................................84

   11.7 ADVISORS AND AGENTS.............................................................84

   11.8 COMMITTEE MEMBER WHO IS PARTICIPANT.............................................85

   11.9 INFORMATION PROVIDED BY PARTICIPATING COMPANIES.................................85

   11.10 EXPENSE........................................................................85

   11.11 TRUST..........................................................................86

   11.12 TRUST FUND AVAILABLE TO PAY ALL PLAN BENEFITS..................................86


ARTICLE XII  AMENDMENT AND TERMINATION AND CHANGE OF CONTROL............................86

   12.1 AMENDMENT.......................................................................87

   12.2 TERMINATION OF PLAN.............................................................87

   12.3 DISCONTINUANCE OF CONTRIBUTIONS.................................................88

   12.4 VESTING ON TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS.......................88

   12.5 DISTRIBUTION ON TERMINATION.....................................................88

   12.6 CHANGE OF CONTROL...............................................................88


ARTICLE XIII  MISCELLANEOUS PROVISIONS..................................................94

   13.1 RESTRICTIONS ON ALIENATION: QUALIFIED DOMESTIC RELATIONS ORDERS.................94

   13.2 EXCLUSIVE BENEFIT REQUIREMENT...................................................96

   13.3 RETURN OF CONTRIBUTIONS.........................................................96

   13.4 NO CONTRACT OF EMPLOYMENT.......................................................96

   13.5 PAYMENT OF BENEFITS ON INCAPACITY...............................................97

   13.6 MERGER..........................................................................97

   13.7 CONSTRUCTION....................................................................97

   13.8 GOVERNING LAW...................................................................98


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   13.9 MISTAKEN PAYMENTS...............................................................98


                                   APPENDIX A

Investment Funds........................................................................A-1


                                   APPENDIX B

Special Provisions For Transferred Participants.........................................B-1


                                   APPENDIX C

Participating Companies.................................................................C-1


                                   APPENDIX D

Former Participants in the Intraplex, Inc. 401(k) Profit Sharing Plan...................D-1


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                                  INTRODUCTION

         The Harris Corporation Retirement Plan (the "Plan") is hereby amended and restated effective June 23, 2000 to incorporate all amendments to the Plan and to comport with legislative enactments. The provisions of the Plan to the extent so amended and restated shall apply only to those participants in the Plan who are Employees on or after June 23, 2000. Any benefits of an individual who ceased being an Employee before June 23, 2000 and who is not re-employed by a Participating Company after such date shall be determined under the terms of the Plan that were in effect when such individual ceased to be an Employee.

         The Plan and its related trust are intended to be a tax-exempt plan and trust under sections 401(a) and 501(a) of the Code, respectively. The Plan also is intended to be a profit-sharing plan that contains a qualified cash or deferred arrangement under section 401(k) of the Code.




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                                    ARTICLE I

                                   DEFINITIONS

         1.1 ACCOUNTS - means all of the accounts described in section 6.1, and such other accounts that may be established on behalf of each Participant, to be credited with contributions made on behalf of a Participant, adjusted for earnings and losses as provided in the Plan and debited by Plan expenses allocable to the Accounts, distributions, withdrawals and loans to the Participant.

         1.2 AFTER-TAX ACCOUNT - means the Account established to record After-Tax Contributions made on a Participant's behalf other than those invested in the Harris Stock Fund.

         1.3 AFTER-TAX CONTRIBUTIONS - means the contributions described in section 3.5.

         1.4 BALANCED FUND - means the Balanced Fund described in Appendix A.

         1.5 BASIC ACCOUNT - means the Account established to record the portion of the Profit-Sharing Contributions allocable to a Participant's Compensation.

         1.6 BENEFICIARY - means the person or persons entitled to receive any benefits payable under the Plan on account of a Participant's death.

         1.7 BREAK-IN-SERVICE - means a Period of Severance, as defined below.

         1.8 CODE - means the Internal Revenue Code of 1986, as amended from time to time.



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         1.9 COMPENSATION - means the following items of remuneration which an
Employee earns for work or personal services performed for a Participating
Company:


             (a) salary or wages, including lump sum merit increases;

             (b) commission paid pursuant to a sales incentive plan;

             (c) overtime premium, shift differential or additional compensation in lieu of overtime premium;

             (d) compensation in lieu of vacation;

             (e) any annual bonus or incentive compensation payable in the form of cash pursuant to the Harris Corporation Annual Incentive Plan or any successor thereto or other similar plan or award program adopted from time to time by a Participating Company or Employment Unit employing the Employee or any stock award made in lieu of an annual cash bonus or incentive compensation;

             (f) any compensation of a type described in items (a) through
                 (e) above which is paid as an employee contribution to the Plan;

             (g) any salary reduction contributions to a cafeteria plan
                 (within the meaning of section 125 of the Code) maintained by a Participating Company;

         but excluding:

                (i) any extraordinary compensation of a recurring or
             non-recurring nature not included under items (a) through (g)



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             above, including one-time recognition awards and rewards under a referral program of a Participating Company;

               (ii) any award made or amount paid pursuant to the Harris
             Corporation Stock Incentive Plan or any successor thereto, including, but not limited to, performance shares, stock options, restricted stock, stock appreciation rights or other stock-based awards or dividend equivalents;

              (iii) severance pay or special retirement pay;

               (iv) retention bonuses or completion bonuses, unless
             authorized by the Retirement Committee in a uniform and nondiscriminatory manner; and

                (v) reimbursement or allowances with respect to expenses
             incurred in connection with employment, such as tax equalization, reimbursement for moving expenses, mileage or expense allowance or education expenses.

In no event does the term "Compensation" include indirect compensation such as employer-paid group insurance premiums or contributions under this or other qualified employee benefit plan, other than as a contribution described in items
(f) and (g) above.

         Only compensation not in excess of $160,000 (as adjusted for increases in the cost of living pursuant to section 401(a)(17)(B) of the Code) shall be taken into account. In addition, in the year in which any Employee becomes a Participant, only Compensation received after he becomes a Participant shall


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be taken into account. For purposes of any test imposed under any section of the
Code, the Plan authorizes the use of any definition of Compensation that satisfies the requirements of such section.

         1.10 CONSOLIDATED SUBSIDIARIES - means those subsidiaries of the Corporation which are included in the consolidated annual financial statements for the Corporation.

         1.11 CORPORATION - means Harris Corporation, a Delaware corporation.

         1.12 DISABILITY - means a disability that qualifies a Participant for disability benefits under title II or title XVI of the Federal Social Security Act; such disability for Plan purposes shall be deemed to occur on the effective date determined by the Social Security Administration.

         1.13 EARLY RETIREMENT AGE - means age 55.

         1.14 EMPLOYMENT UNIT - means any division or other readily identifiable segment of the operations of a Participating Company, for example, as identified in the annual report or such other segment as may be established for purposes of the Plan by the Corporation, in its discretion.

         1.15 EMPLOYEE - means an individual who is reported on the payroll records of the Corporation or other Participating Company as an employee unless the individual's employment relationship is covered by a collective bargaining agreement that does not provide for such individual's participation in the Plan. No individual who renders services to a Participating Company shall be considered an Employee for purposes of the Plan if such individual renders such services pursuant to (i) a written agreement providing that such



                                       5



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services are to be rendered by the individual as an independent contractor, (ii)
a written agreement with an entity, including a leasing organization within the meaning of section 414(n)(2) of the Code, that is not a Participating Company or Related Company (a "Leased Employee"), or (iii) a written agreement that contains a waiver of participation in the Plan. In particular, it is expressly intended that any individuals not treated as employees by a Participating
Company on its payroll records is to be excluded from Plan participation even if a court or administrative agency determines that such an individual is a common law employee of a Participating Company. With respect to a Participating Company not all of whose employees are eligible to participate in the Plan (a "Limited Participating Company"), the term "Employee" shall include those employees of the Participating Company who were Participants immediately prior to their commencement of employment by the Limited Participating Company. A Leased Employee shall be treated as an Employee only for purposes of applying the requirements described in section 414(n)(3) of the Code and determining the number and identity of Highly Compensated Employees.

         1.16 ERISA - means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.17 EXCESS COMPENSATION - means the portion of a Participant's Compensation that exceeds the Taxable Wage Base for the year in which the Compensation is received.

         1.18 FISCAL YEAR - means the fiscal year of the Corporation.



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         1.19 FULL-TIME EMPLOYEE - means an Employee who is scheduled by a
Participating Company to work 30 or more hours per week.

         1.20 HARRIS STOCK FUND - means the Fund described in Appendix A that is designed to be invested in qualifying employer securities within the meaning of section 407 of ERISA.

         1.21 HARRIS STOCK AFTER-TAX ACCOUNT - means the portion of the After-Tax Contributions made on a Participant's behalf invested in the Harris Stock Fund.

         1.22 HARRIS STOCK MATCHING ACCOUNT - means the portion of the Matching Contributions made on a Participant's behalf invested in the Harris Stock Fund.

         1.23 HARRIS STOCK PRE-TAX ACCOUNT - means the portion of the Pre-Tax Contributions made on a Participant's behalf invested in the Harris Stock Fund.

         1.24 HIGHLY COMPENSATED EMPLOYEE - means, for a Plan Year, any Employee who is:

              (a) a 5%-owner (as determined under section 416(i)(1) of the Code) of an Employer at any time during the Plan Year or the preceding Plan Year; or

              (b) paid Compensation in excess of $80,000 (as adjusted for increases in the cost of living pursuant to section 414(q)(1)(B)(ii) of the
Code) from an Employer for the preceding Plan Year. The Employees taken into account under this paragraph (b) for each Plan Year shall be limited to those Employees who were members of the top-paid group (as defined in section

414(q)(3) of the Code) for the preceding Plan Year, unless otherwise elected by the Company for such Plan Year in accordance with applicable law.


         1.25 HOUR OF SERVICE - means each hour for which an Employee is paid or entitled to payment for the performance of duties for a Participating Company or Related Company.

         1.26 INVESTMENT COMMITTEE - means the Investment Committee - Retirement Plans of the Corporation's Board of Directors.

         1.27 INVESTMENT FUNDS - means the funds described in Appendix A and any other fund designated by the Investment Committee.

         1.28 LEAVE OF ABSENCE - means a period of interruption of the active employment of an Employee granted by a Participating Company or Predecessor Company with the understanding that the Employee will return to active employment at the expiration of the period of time. A Leave of Absence as originally granted may be extended by the Participating Company or Predecessor Company for additional periods. The term "Leave of Absence" does not include a Military Leave.

         1.29 MATCHING AFTER-TAX ACCOUNT - means the Account established to record Matching After-Tax Contributions made on a Participant's behalf other than those invested in the Harris Stock Fund.

         1.30 MATCHING AFTER-TAX CONTRIBUTIONS - means the contributions made on behalf of a Participant under section 3.6.



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         1.31 MATCHING CONTRIBUTIONS - means the aggregate of the Matching
After-Tax Contributions and the Matching Pre-Tax Contributions made on behalf of a Participant.

         1.32 MATCHING PRE-TAX ACCOUNT - means the Account established to record the Matching Pre-Tax Contributions made on a Participant's behalf other than those invested in the Harris Stock Fund.

         1.33 MATCHING PRE-TAX CONTRIBUTIONS - means the contributions made on behalf of a Participant under section 3.4.

         1.34 MILITARY LEAVE - means, effective December 12, 1994, an Employee's absence from active employment with a Participating Company or Predecessor Company for a period of service in the "uniformed services", within the meaning of the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended, which entitles the person rendering such service to reemployment under such Act.

         1.35 NORMAL RETIREMENT AGE - means age 65.

         1.36 PARTICIPANT - means an Employee who satisfies the requirements of section 2.1.

         1.37 PARTICIPATING COMPANY - means the Corporation or any Related Company or division or operation thereof so designated by the Corporation, including a foreign subsidiary. Appendix C, as it may be amended from time to time, lists each Participating Company, or division thereof, whose Employees may become Participants.



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



         1.38 PERIOD OF SERVICE - means the period of time that begins on an Employee's employment or reemployment date, whichever is applicable, and ends on his Severance from Service Date. An Employee's employment date is the date on which the Employee first performs an Hour of Service; an Employee's reemployment date is the date on which the Employee first performs an Hour of Service after his most recent Severance from Service Date.


         1.39 PERIOD OF SEVERANCE - means the period of time commencing on the Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service.

         1.40 PLAN - means the Harris Corporation Retirement Plan.

         1.41 PLAN YEAR - means the Fiscal Year.

         1.42 PREDECESSOR COMPANY - means any corporation (a) of which a Related Company is a successor by reason of having acquired all or substantially all of its business and assets by purchase, merger, consolidation or liquidation, or
(b) from which a Related Company acquired a business formerly conducted by such corporation; provided, however, that in the case of any such corporation that continued to conduct a trade or business subsequent to the acquisition by a Related Company referred in (a) or (b) above, the status of such corporation as a Predecessor Company relates only to the period of time prior to the date of such acquisition.

         1.43 PRE-TAX ACCOUNT -means the Account established to record the Pre-Tax Contributions made on a Participant's behalf other than those invested in the Harris Stock Fund.



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



         1.44 PRE-TAX CONTRIBUTIONS - means the contributions made on behalf of a Participant under section 3.3.

         1.45 PROFIT-SHARING ACCOUNT - means the Account established to record the Profit-Sharing Contributions made on a Participant's behalf, and includes the Basic Account and the Supplemental Account.

         1.46 PROFIT-SHARING CONTRIBUTIONS - means the contributions described in section 3.1.

         1.47 RELATED COMPANY - means the Corporation or any corporation that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) with the Corporation; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the
Code) with the Corporation; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Corporation, or any other entity required to be aggregated with the Corporation under section 414(o) of the Code.

         1.48 RELEASE EMPLOYEE -An employee of the Corporation who is transferred by the Corporation to a Related Company (other than a Participating Company) and who is designated by the Retirement Plan Administrative Committee as a Release Employee for purposes of receiving a Profit-Sharing Contribution for the Plan Year in which such transfer occurred.


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



         1.49 RETIREMENT PLAN ADMINISTRATIVE COMMITTEE - means the committee established pursuant to Section 11.2.

         1.50 ROLLOVER ACCOUNT - means the Account established to record the rollover contributions made by a Participant pursuant to section 3.8.

         1.51 SAVINGS ACCOUNT - means the Account established under section 6.1(f).

         1.52 SERP -means the Harris Corporation Supplemental Executive Retirement Plan, as it may be amended from time to time.

         1.53 SEVERANCE FROM SERVICE DATE - means, with respect to a Related Company, the earlier of (a) the date on which the Employee quits, retires, is discharged or dies, and (b) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) for any reason other than quitting, retirement, discharge or death; provided that "second anniversary" shall be substituted for "first anniversary" if the absence is due to maternity or paternity reasons as defined in section 410(a)(5)(E) of the Code. The period between the first and the second anniversary shall not be a Period of Service or a Period of Severance.

         1.54 SUPPLEMENTAL ACCOUNT - means the Account established to record the portion of a Participant's Profit-Sharing Contribution allocable to the Participant's Excess Compensation.

         1.55 TAXABLE WAGE BASE - means the maximum amount of earnings that may be considered wages under section 3121(a)(1) of the Code, except for purposes of Medicare taxes, as in effect on the first day of the Plan Year. In the case of an Employee who was a Participant for only a portion of a particular Plan Year, the Taxable Wage Base shall be multiplied by the ratio of the number of calendar months (including a fraction of a month as a full month) in the Plan Year during which he was a Participant to 12 months.

         1.56 TRUST AGREEMENT - means the Trust Agreement relating to the Harris Corporation Retirement Plan, entered into between the Corporation and the Trustee, as it may be amended from time to time.

         1.57 TRUST FUND - means the assets held by the Trustee in accordance with the Trust Agreement.

         1.58 TRUSTEE - means Bankers Trust Company, or such successor (or successors) thereto designated by the Corporation to act as trustee under the provisions of the Trust Agreement, who shall agree to act as such by executing the Trust Agreement.

         1.59 VALUATION DATE - means each day the New York Stock Exchange is open and any other day as the Retirement Plan Administrative Committee may determine.

                                   ARTICLE II

                                  PARTICIPATION

         2.1 IN GENERAL. An Employee shall become a Participant in the Plan on the date he completes a one-year Period of Service, provided that he is



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



employed by a Participating Company on that date. Notwithstanding the above, and solely for purposes of making Pre-Tax Contributions, After-Tax Contributions and Rollover Contributions, a Full-Time Employee shall become a Participant in the Plan on the date he first performs an Hour of Service.

         2.2 RENEWAL OF PARTICIPATION ON REEMPLOYMENT. An Employee who terminates employment after he completes a one-year Period of Service and is reemployed by a Participating Company shall become a Participant immediately on reemployment. An Employee who terminates employment before he completes a one-year Period of Service shall become a Participant as provided in section 2.1, provided that his Period of Service prior to reemployment shall be used to satisfy the one-year Period of Service requirement of section 2.1 to the extent provided under section 2.3.

         2.3 PERIODS OF SERVICE ON REEMPLOYMENT. The following rules shall apply to an Employee who terminates employment before he completes a one-year Period of Service and is re-employed by a Related Company:

             (a) CREDIT FOR PRIOR PERIOD OF SERVICE. If the Employee is re-employed by a Related Company before his Period of Severance equals or exceeds the greater of (i) his Period of Service before he terminated employment and (ii) five years, then his Period of Service before he terminated employment shall be taken into account in determining whether the Employee has completed a one-year Period of Service for purposes of section 2.1 and for purposes of determining a Participant's Period of Service under section 5.3.



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



             (b) CREDIT FOR PERIOD OF SEVERANCE. If the Employee terminates employment due to quitting, discharge, or retirement and is re-employed by a Related Company within 12 months of his termination date, his Period of Severance shall be taken into account in determining whether the Employee has completed a one-year Period of Service for purposes of section 2.1 and for purposes of determining a Participant's Period of Service under section 5.3. If the Employee terminates employment for any reason other than quitting, discharge, or retirement, and subsequently quits, is discharged, or retires, his Period of Severance shall be taken into account in determining whether the Employee has completed a one-year Period of Service for purposes of section 2.1 and for purposes of determining a Participant's Period of Service under section
5.3 only if he is re-employed by a Related Company within 12 months of the date of his termination of employment.

         2.4 SERVICE WITH PREDECESSOR COMPANY. In the case of a corporation (other than a Related Company) that becomes a Predecessor Company by reason of the acquisition of all or substantially all of the assets and business of such corporation by a Related Company, an Employee's Period of Service shall include employment with such Predecessor Company only to the extent expressly provided in the corporate documents effecting the acquisition.

         2.5 MILITARY LEAVE. Notwithstanding any provision of the Plan to the contrary, effective December 12, 1994, (i) a Participant who returns to employment after a period of Military Leave may elect to make Pre-Tax Contributions and After-Tax Contributions to the Plan in respect of such period of Military Leave and (ii) the Participating Company that employs such a Participant shall make any Profit-Sharing Contributions and Matching Contributions on behalf of such Participant to the Plan upon the Participant's reemployment to the extent required by applicable law and in accordance with section 414(u) of the Code.

                                  ARTICLE III

                          CONTRIBUTIONS AND ALLOCATIONS

         3.1 PROFIT-SHARING CONTRIBUTIONS.

             (a) BASIC. The amount of Profit-Sharing Contributions made on behalf of Participating Companies for a Fiscal Year with respect to Participants in the Plan shall equal 11 1/2 percent of the adjusted consolidated neT income of the Corporation and its Consolidated Subsidiaries before net income taxes for such Fiscal Year as determined in subsection (c), reduced by the portion of such amount with respect to Participants' Compensation that would have been allocable under section 3.2 of the Plan if Compensation were determined without regard to statutory limits under section 401(a)(17) or 415 of the Code.

             (b) SPECIAL. The Corporation, in its discretion, may provide for an additional Profit-Sharing Contribution in a specified dollar amount or pursuant to a formula with respect to any Fiscal Year.

             (c) ADJUSTED CONSOLIDATED NET INCOME. The adjusted consolidated net income of the Corporation and its Consolidated Subsidiaries before net income taxes shall be determined on the basis of the annual audit report prepared by the Corporation's independent public accountants by adjusting the consolidated net income shown in the report to eliminate the effect, if any, of the following items:

             (1) any provision for taxes on or measured by income for such years required by the laws of the United States or of any state or political subdivision thereof (including, however, any taxes required under the Ohio Franchise Income Tax, whether or not in fact measured by income), or any provision for similar taxes required by the laws of any other country;

             (2) all items consisting of credits or deficiencies relating to taxes described in clause (1) above on or measured by income for prior Fiscal Years;

             (3) any provision for contributions for such Fiscal Year under this Plan or under any profit-sharing retirement plan of a Consolidated Subsidiary of the Corporation;

             (4) all dividends received during such Fiscal Year with respect to stock of a Related Company which is not included among the Consolidated Subsidiaries;

             (5) gains or losses from the sale, exchange or other disposition of capital or depreciable property, as defined in the Code;

             (6) any income from the use of the "lifo" inventory method resulting from either a reduction in inventory or a decrease in the cost index;

             (7) all items of income and expense which relate directly to the conduct by a Related Company of a business (i) which was formerly conducted by a corporation which was not then a Related Company, and (ii) the net income (or loss) of which was included for the first time in determining the consolidated net income of the Corporation and its Consolidated Subsidiaries for the Fiscal Year in question;

             (8) all exchange adjustments resulting from translating to United States currency those year-end balance sheet items of subsidiaries which are denominated in a foreign currency; and

             (9) any item of income or expense relating to the right of any employee to receive cash upon cancellation of an unexercised stock option.

         3.2 ALLOCATION OF PROFIT-SHARING CONTRIBUTION TO PARTICIPANTS.

             (a) IN GENERAL. The Profit-Sharing Contributions for a Plan Year with respect to an Employment Unit shall be allocated among eligible Participants described in subsection (c) who are employed by the Employment Unit during some part or all of the Plan Year based on the ratio of each eligible Participant's Compensation plus Excess Compensation for the Plan Year to the Compensation plus Excess Compensation of all eligible Participants for the Plan Year.

             (b) LIMITATION ON AMOUNT. Notwithstanding subsection (a), the amount allocated to an eligible Participant with respect to Excess Compensation shall not exceed the "base contribution percentage" by more than the lesser of
(i) the base contribution percentage and (ii) 5.7% (or if greater, the percentage equal to the Old Age portion of the tax under section 3111(a) of the Code, as in effect on the first day of the Plan Year). Any remaining amount shall be allocated based on the ratio of each Participant's Compensation for the Plan Year to the Compensation of all eligible Participants for the Plan Year. The term "base contribution percentage" means the percentage of Compensation contributed by the Participating Company with respect to each Participant's Compensation not in excess of the Participant's Taxable Wage Base.

             (c) LIMITATION ON ELIGIBILITY. A Participant shall be eligible to receive an allocation of Profit-Sharing Contributions for a Plan Year if (i) the Participant is employed on the earlier of (A) the last day of the Plan Year and

(B) the June 30 nearest to the last day of the Plan Year or (ii) the Participant terminated employment during the Plan Year on or after Early Retirement Age or Normal Retirement Age, or due to Disability, death, reduction-in-force program, Leave of Absence or Military Leave, or is transferred by the Corporation as a Release Employee to an entity that is not a Participating Company.

         3.3 PRE-TAX CONTRIBUTIONS.

             (a) CONTRIBUTION ELECTION. Each Participant shall be deemed to have elected to defer 6% of his Compensation for a Plan Year in the form of Pre-Tax Contributions, to become effective as of the first payroll period as soon as administratively practicable following his satisfaction of the participation requirements set forth in Section 2. 1, unless the Participant elects otherwise prior to such payroll period in the time and manner prescribed by the Retirement Plan Administrative Committee. If a Participant who elects not to make Pre-Tax Contributions to the Plan in accordance with the foregoing sentence subsequently decides to make Pre-Tax Contributions to the Plan, such Participant's election to make Pre-Tax Contributions shall become effective as of the first payroll period commencing immediately after the effective date of the election or such later date as may be administratively practicable. An election shall remain in effect until revised or revoked. Pre-Tax Contributions shall be contributed to the Plan in cash; PROVIDED, that the Corporation, in its discretion, may contribute Pre-Tax Contributions to be invested in the Harris Stock Fund in shares of common stock of the

Corporation, which may be contributed at a discount from fair market value. The sum of the Pre-Tax Contributions and other elective deferrals (within the meaning of section 402(g)(3)) made on behalf of the Participant to the Plan and any other plan of a Participating Company or Related Company for any calendar year shall not exceed $10,000 (as adjusted in accordance with section 402(g)(5) for increases in the cost of living). The portion of any Pre-Tax Contribution made on behalf of a Participant that is attributable to a discount from fair market value on shares of common stock of the Corporation shall be disregarded for the purposes of determining (i) whether the Participant's Pre-Tax Contributions exceed 12 percent of his Compensation for the Plan Year, and (ii) whether the Participant's Pre-Tax Contributions and other elective deferrals exceed $10,000 (as adjusted in accordance with section 402(g)(5) for increases in the cost of living) for the calendar year.

             (b) CONTRIBUTIONS IN EXCESS OF THE MAXIMUM. If the Pre-Tax Contributions on behalf of a Participant for a calendar year reach the limit described in subsection (a), any additional contributions to be made during the calendar year pursuant to the Participant's election shall be made as After-Tax Contributions and any Matching Pre-Tax Contributions with respect to that amount shall be made as Matching After-Tax Contributions. Notwithstanding the above, if the Pre-Tax Contributions for a calendar year on behalf of a Participant who is eligible to participate in the SERP reach the limit described in subsection (a), such Participant may elect (i) that any additional contributions be made as After-Tax Contributions and any Matching Pre-Tax

Contributions with respect to that amount be made as Matching After-Tax Contributions or (ii) that such amounts (including the amount of the Matching Contributions) be credited to the Participant's account under the SERP. Such election shall be made at the time and in accordance with procedures established by the Retirement Plan Administrative Committee.

         3.4 MATCHING PRE-TAX CONTRIBUTIONS. Each Participating Company shall make a Matching Pre-Tax Contribution to the Plan on behalf of each Participant who is employed by such Participating Company and has completed a one-year Period of Service in the amount of 100 percent of the Pre-Tax Contributions made on behalf of the Participant for the Plan Year, but only to the extent that such Pre-Tax Contributions do not exceed six percent of the Participant's Compensation for such Plan Year. Matching Pre-Tax Contributions shall be contributed in cash; provided, that the Corporation, in its discretion, may contribute Matching Pre-Tax Contributions to be invested in the Harris Stock Fund in shares of common stock of the Corporation, which may be contributed at a discount from fair market value. The portion of any Matching Pre-Tax Contribution made on behalf of a Participant for a Plan Year that is attributable to a discount from fair market value on shares of common stock of the Corporation shall be disregarded for the purpose of determining whether the Matching Pre-Tax Contributions made on behalf of the Participant exceed six percent of the Participant's Compensation for such Plan Year.

         3.5 AFTER-TAX CONTRIBUTIONS. A Participant may elect to contribute to the Plan as an After-Tax Contribution an amount equal to any whole percentage of his Compensation for such Plan Year not exceeding 12 percent. After-Tax Contributions shall be contributed in cash; provided, that the Corporation, in its discretion, may contribute After-Tax Contributions to be invested in the Harris Stock Fund in shares of common stock of the Corporation, which may be contributed at a discount from fair market value. The portion of any After-Tax Contribution made by a Participant for a Plan Year that is attributable to a discount from fair market value on shares of common stock of the Corporation shall be disregarded for the purpose of determining whether the Participant's After-Tax Contributions exceed 12 percent of his Compensation for such Plan Year.

         3.6 MATCHING AFTER-TAX CONTRIBUTIONS. Each Participating Company shall make a Matching After-Tax Contribution to the Plan on behalf of each Participant who is employed by such Participating Company in the amount of 100 percent of the After-Tax Contributions made by the Participant for the Plan Year, but only to the extent that such After-Tax Contributions do not exceed six percent of the Participant's Compensation for such Plan Year. Matching After-Tax Contributions shall be contributed in cash; provided, that the Corporation, in its discretion, may contribute Matching After-Tax Contributions to be invested in the Harris Stock Fund in shares of common stock of the Corporation, which may be contributed at a discount from fair market value. The portion of any Matching After-Tax Contribution made on behalf of a Participant for a Plan Year that is attributable to a discount from fair market value on shares of common stock of the Corporation shall be disregarded for the purpose of determining whether the Matching After-Tax Contributions made on behalf of the Participant exceed six percent of the Participant's Compensation for such Plan Year.

         3.7 ELECTIONS TO MAKE PRE-TAX AND AFTER-TAX CONTRIBUTIONS.

             (a) INITIAL ELECTIONS. If a Participant elects not to begin making automatic Pre-Tax Contributions to the Plan in accordance with the first sentence of Section 3.3(a), the Participant may subsequently elect to subsequently begin making Pre-Tax Contributions to the Plan by filing the appropriate form or by following the appropriate telephone procedures established by the Retirement Plan Administrative Committee. A Participant may elect to begin making After-Tax Contributions by filing the appropriate form or by following the appropriate telephone procedures established by the Retirement Plan Administrative Committee. Any election made under this Section 3.7(a) shall become effective as of the first payroll period commencing immediately after the later of the date on which the Employer receives the Participant's election, the date designated by the Participant in his election or such later date as may be administratively practicable.

             (b) CHANGING ELECTIONS. A Participant may change the percentage (in increments of one percent) of future Pre-Tax Contributions and/or After-Tax Contributions made on his behalf by filing the appropriate form or by following the appropriate telephone procedures for changing elections as established by the Retirement Plan Administrative Committee. A change may be made not more than once each payroll period. A change of election shall become effective as of the first payroll period commencing immediately after the date of the election, or such later date as may be administratively practicable.

             (c) TERMINATING ELECTIONS. A Participant may terminate his election to have Pre-Tax Contributions and/or After-Tax Contributions made on his behalf by filing the appropriate form. The termination election shall become effective as of the first payroll period commencing immediately after the date of the election, or such later date as may be administratively practicable.

             (d) CORPORATION'S DISCRETION TO LIMIT ELECTION. The Retirement Plan Administrative Committee may direct that Participant elections with respect to Pre-Tax Contributions and/or After-Tax Contributions be changed in any manner the Retirement Plan Administrative Committee, in its discretion, shall determine appropriate to preserve the qualification of the Plan under section 401(a) of the Code and as a qualified cash or deferred arrangement under section 401(k) of the Code.

         3.8 ROLLOVER CONTRIBUTIONS. A Participant, with the consent of the Retirement Plan Administrative Committee or its delegate, may at any time make a rollover contribution to the Plan. Rollover contributions shall include only (a) cash funds transferred directly from a tax-qualified plan within the meaning of section 401 of the Code, and (b) cash funds distributed from a tax-qualified plan or a conduit individual retirement account that are eligible for rollover treatment and are transferred to the Plan within 60 days of the Participant's receipt thereof. A Participant may be required to establish that the transfer of amounts into a Rollover Account will not require any changes to the terms of the Plan or will not expose the Plan or Trust to adverse tax consequences.

         3.9 PARTICIPATING COMPANY'S OBLIGATION TO MAKE CONTRIBUTIONS.

             (a) CONTRIBUTIONS. Each Participating Company agrees to pay to the Trustee the contributions that are required with respect to Participants who are performing services at one of such Participating Company's Employment Units. Profit-Sharing Contributions with respect to a Fiscal Year shall be paid to the Trustee no later than the due date for filing the Participating Company's federal income tax return for such Fiscal Year, including extensions. Pre-Tax Contributions and After-Tax Contributions shall be withheld and paid by the Employment Unit, and Matching Contributions shall be paid by the Participating Company to the Trustee no later than 20 days following the last day of the calendar month in which the amounts were withheld from the Participants' Compensation, or sooner as required by Federal law.

             (b) LIMITATION. Contributions under this Article III shall not be required to the extent they exceed the deduction limitations of section 404 of the Code, in which case such contributions shall be reduced to the extent allowable and necessary in the following order: (1) Profit-Sharing Contributions; (2) Matching Contributions; and (3) Pre-Tax Contributions.

         3.10 TREATMENT OF FORFEITED AMOUNTS.

             (a) REDUCTION OF CONTRIBUTIONS. Forfeitures shall be allocated to Employment Units as provided in subsection (b) and used to reduce Profit-Sharing Contributions and Matching Contributions of the Participating Companies in which the Employment Units are included.

             (b) ALLOCATION OF FORFEITURES TO EMPLOYMENT UNITS. Forfeitures of Profit-Sharing Contributions and Matching Contributions shall be credited to the Employment Unit with which the Participant was last employed before the forfeiture occurred, or as otherwise determined by the Retirement Plan Administrative Committee.

         3.11 FINALITY OF ALLOCATIONS. The Retirement Plan Administrative Committee shall cause a written benefit statement to be given to each Participant at least annually setting forth the amount of the contributions allocated to his Accounts; provided, however, that if any such Participant is deceased, such statement shall be given to his Beneficiary. Any Participant or Beneficiary claiming that an error has been made in a benefit statement shall notify the Retirement Plan Administrative Committee in writing within 90 days following the delivery or mailing of such statement. The Retirement Plan Administrative Committee shall review the claim and advise the Participant or Beneficiary of its decision in writing. If no such notice of error is filed, the benefit statement shall be presumed to be correct.

                                   ARTICLE IV

                          LIMITATIONS ON CONTRIBUTIONS

         4.1 IN GENERAL. Notwithstanding any provisions of Article III to the contrary, the contributions provided for in Article III shall be limited to the extent necessary to meet the requirements of this Article IV.

         4.2 PRE-TAX CONTRIBUTIONS.

             (a) TREATMENT OF CERTAIN CONTRIBUTIONS AS AFTER-TAX. If the Retirement Plan Administrative Committee determines that a Participant's Pre-Tax Contributions for a calendar year have reached the dollar limit described in section 3.3(a), any additional contributions for that calendar year pursuant to the Participant's Pre-Tax Contribution election shall be treated in the manner provided under section 3.3.

             (b) RETURN OF EXCESS DEFERRALS. In the event that a Participant's Pre-Tax Contributions made to the Plan for a calendar year exceed the dollar limit described in section 3.3(a), the excess amount, as adjusted for income and loss, may, in the discretion of the Retirement Plan Administrative Committee, be distributed to the Participant no later than April 15 of the following year in accordance with the requirements of section 402(g) of the Code and Treasury Regulation section 1.402(g)-1 (or transferred to the SERP in accordance with a timely election filed by the Participant).

         4.3 LIMITATIONS ON CONTRIBUTIONS FOR HIGHLY COMPENSATED EMPLOYEES. Effective December 31, 1996,

             (a) LIMITS IMPOSED BY SECTION 401(K)(3) OF THE CODE. Notwithstanding the provisions of Section 3.3, if the Pre-Tax Contributions made for a Plan Year fail to satisfy both of the tests set forth in subparagraphs (1) and (2) of this paragraph, the adjustments prescribed in Section 4.3(e)(1) shall be made.

             (1) The average deferral percentage for the group consisting of all highly compensated Employees for the Plan Year does not exceed the product of the average deferral percentage for the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 1.25.

             (2) The average deferral percentage for the group consisting of all highly compensated Employees for the Plan Year (i) does not exceed the average deferral percentage of the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year by more than 2 percentage points, and (ii) does not exceed the product of the average deferral percentage of the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 2.0.

             (b) LIMITS IMPOSED BY SECTION 401(m) OF THE CODE. Notwithstanding the provisions of Sections 3.1, 3.4 and 3.6, if the aggregate of the Matching Contributions and After-Tax Contributions made for a Plan Year fail to satisfy both of the tests set forth in subparagraphs (1) and (2) of this paragraph, the adjustments prescribed in Section 4.3(e)(2) shall be made.

             (1) The average contribution percentage for the group consisting of all highly compensated Employees for the Plan Year does not exceed the product of the average contribution percentage for the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 1.25.

             (2) The average contribution percentage for the group consisting of all highly compensated Employees for the Plan Year (i) does not exceed the average contribution percentage of the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year by more than 2 percentage points, and (ii) does not exceed the product of the average contribution percentage of the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 2.0.

             (c) AGGREGATE LIMIT ON CONTRIBUTION. Notwithstanding anything herein to the contrary, if the aggregate of the Pre-Tax Contributions, Matching Contributions and After-Tax Contributions made for a Plan Year fail to satisfy all of the tests set forth in subparagraphs (1), (2) and (3) of this paragraph, the adjustments prescribed in Section 4.3(e)(3) shall be made.

             (1) The average deferral percentage for the group consisting of highly compensated Employees for the Plan Year does not exceed the product of the average deferral percentage for the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 1.25.

             (2) The average contribution percentage for the group consisting of highly compensated Employees for the Plan Year does not exceed the product of the average contribution percentage for the group consisting of all non-highly compensated Employees for the immediately preceding Plan Year and 1.25.

             (3) The sum of the average deferral percentage (as determined under Section 4.3(d)(1) after making the adjustments required by Section 4.3(e)(1) for the Plan Year) and the average contribution percentage (as determined under Section 4.3(d)(2) after making the adjustments required by Section 4.3(e)(2) for the Plan Year) for the group consisting of highly compensated Employees for the Plan Year does not exceed the aggregate limit for such Plan Year.

             (d)  DEFINITIONS AND SPECIAL RULES. For purposes of this Section:

             (1)  The "average deferral percentage"

                  (i) for the group of highly compensated Employees for a Plan Year shall be the average of the ratios, calculated separately for each Employee in such group to the nearest one-hundredth of one percent, of the Pre-Tax Contributions made for the benefit of such Employee to the total compensation for such Plan Year paid to such Employee, and

                  (ii) for the group of non-highly compensated Employees for the immediately preceding Plan Year shall be the average of the ratios, calculated separately for each Employee in such group to the nearest one-hundredth of one percent, of the Pre-Tax Contributions made for the benefit of such Employee for the immediately preceding Plan Year to the total compensation for the immediately preceding Plan Year paid to such Employee.

             (2)  The "average contribution percentage"

                  (i) for the group of highly compensated Employees for a Plan Year shall be the average of the ratios, calculated separately for each Employee in such group to the nearest one-hundredth of one percent, of the Matching Contributions, the After-Tax Contributions and, in the Retirement Plan Administrative Committee's sole discretion, to the extent permitted under rules prescribed by the Secretary of the Treasury or otherwise under the law, the Pre-Tax Contributions made during such year for the benefit of such Employee to such Employee's compensation for such Plan Year, and

             (ii) for the group of non-highly compensated Employees for the immediately preceding Plan Year shall be the average of the ratios, calculated separately for each Employee in such group to the nearest one-hundredth of one percent, of the Employer matching contributions, After-Tax Contributions and, in the Retirement Plan Administrative Committee's sole discretion, to the extent permitted under rules prescribed by the Secretary of the Treasury or otherwise under the law, the Pre-Tax Contributions made during the immediately preceding Plan Year for the benefit of such Employee to such Employee's compensation for the immediately preceding Plan Year.

         (3) The "aggregate limit" shall equal the greater of (A) the sum of (i) 1.25 times the greater of the average deferral percentage or the average contribution percentage for the immediately preceding Plan Year for the group consisting of non-highly compensated Employees for such immediately preceding Plan Year, plus (ii) the lesser of (a) the sum of two percentage points and the lesser of the average deferral percentage or the average contribution percentage for the immediately preceding Plan Year for the group consisting of all non-highly compensated Employees for such immediately preceding Plan Year, and (b) 200% of the lesser of the average deferral percentage or the average contribution percentage for the immediately preceding Plan Year for the group consisting of all non-highly compensated Employees for such immediately preceding Plan Year, and (B) the sum of (i) 1.25 times the lesser of the average deferral percentage or the average contribution percentage for the immediately preceding Plan Year for the group consisting of all non-highly compensated Employees for such immediately preceding Plan Year, plus (ii) the lesser of (a) the sum of two percentage points plus the greater of the average deferral percentage or the average contribution percentage for the immediately preceding Plan Year for the group consisting of all non-highly compensated Employees for such immediately preceding Plan Year, and (b) 200% of the greater of the average deferral percentage and the average contribution percentage for the immediately preceding Plan Year for the group consisting of all non-highly compensated Employees for such immediately preceding Plan Year;

         (4) "highly compensated Employee" shall mean any Employee who has become a Participant who performs services in the determination year and is in one or more of the following groups: (i) Employees who were five percent owners as determined in section 416(i)(1)(A)(iii) of the Code at any time during the determination year or the look-back year, or
                  (ii)

                  Employees with compensation greater than $80,000 (adjusted for increases in the cost of living as set forth in section 415(d) of the Code) during the look-back year and who were in the top-paid group during the look-back year. Any former Employee who had a separation year prior to the determination year and was a highly compensated Employee as described in any of clauses (i) and (ii) above for either (A) his separation year or (B) any determination year ending on or after this attainment of age 55 shall be considered a "highly compensated Employee". For purposes of determining whether a person is a highly compensated Employee of a Participating Company with respect to a Plan Year, the term "determination year" means the Plan Year for which the determination is being made; the term "look-back year" means the twelve-month period immediately preceding the determination year; the term "top-paid group" means the top 20% of employees of the Participating Company ranked on the basis of compensation received during the year (provided, however, that when determining the number of employees in such group, employees described in section 414(q)(8) of the Code and Q&A 9(b) of Treasury Regulation Section 1.414(q)-IT are excluded); "compensation" means compensation within the meaning of section 415(c)(3) of the

                  Code, including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity; employers aggregated under section 414(b), (c), (m) or (o) of the Code are treated as a single employer; and "separation year" means the determination year the Employee separates from service with the applicable Participating Company.


         (5) "non-highly compensated Employee" shall mean any Employee who has become a Participant who performs services in the determination year (as defined in subparagraph (4) of this paragraph) and is not a highly compensated Employee.

         (6) "compensation" shall have the meaning set forth in section 414(s) of the Code or, in the discretion of the Retirement Plan Administrative Committee, any other meaning in accordance with the Code for these purposes;

         (7) if the Plan and one or more other plans of a Participating Company or any of its affiliates to which pre-tax contributions, matching contributions or employee contributions (as such terms are defined for purposes of section 401(m) of the Code), or qualified non-elective contributions (as such term is defined in section 401(m)(4)(C) of the Code), are made and treated as one plan for purposes of section 410(b) of the Code, such plans shall be treated as one plan for purposes of this Section. If a highly compensated Employee participates in the Plan and one or more other plans of his employer or any of its affiliates to which any such contributions are made, all such contributions shall be aggregated for purposes of this Section.

         (e) ADJUSTMENTS TO COMPLY WITH LIMITS. (1) ADJUSTMENTS TO COMPLY WITH SECTION 401(k)(3) OF THE CODE. The Retirement Plan Administrative Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether either of the tests set forth in Section 4.3(a)(1) or 4.3(a)(2) will be satisfied during a Plan Year and, if it appears to the Retirement Plan Administrative Committee that neither of such tests will be satisfied, the Retirement Plan Administrative Committee shall take such steps as it deems necessary or appropriate to adjust the Pre-Tax Contributions made for all or a portion of the remainder of such Plan Year on behalf of each Participant who is a highly compensated Employee to the extent necessary in order for one of such tests to be satisfied. If after the end of a Plan Year it is determined that regardless of any such steps taken neither of the tests set forth in

                  Section 4.3(a)(1) or 4.3(a)(2) will be satisfied with respect to such Plan Year, the Retirement Plan Administrative Committee shall calculate a total amount by which Pre-Tax Contributions must be reduced in order to satisfy either such test, in the manner prescribed by section 401(k)(8)(B) of the Code (the "excess contributions amount"). The amount of Pre-Tax Contributions to be reduced for each Participant who is a highly compensated Employee shall be determined by first reducing the Pre-Tax Contributions of each Participant whose actual dollar amount of Pre-Tax Contributions for such Plan Year is the highest until such reduced dollar amount equals the next highest actual dollar amount of Pre-Tax Contributions made for such Plan Year on behalf of any highly compensated Participant or until the total reduction equals the excess contributions amount. If further reductions are necessary, then such contributions on behalf of each Participant who is a highly compensated Employee and whose actual dollar amount of Pre-Tax Contributions made for such Plan Year is the highest (determined after the reduction described in the previous sentence) shall be reduced in accordance with the previous sentence. Such reductions shall continue to be made to the extent necessary so that the total reduction equals the excess contributions amount. The amount by which Pre-Tax Contributions are to be reduced in accordance with this
                  Section 4.3(e) shall be deemed to be After-Tax Contributions and any Matching Pre-Tax Contributions made with respect to such Pre-Tax Contributions shall be deemed to be After-Tax Matching Contributions. The amount by which a Participant's Pre-Tax Contributions are reduced in accordance with this
                  Section 4.3(e) shall be reduced by any Pre-Tax Contributions previously distributed to such Participant pursuant to Section
                  4.2 for such Plan Year. The amount of any income allocable to any such reductions shall be determined pursuant to Regulations. The unadjusted amount of any reductions distributed shall be treated as "annual additions" for purposes of Section 4.4.


         (2) ADJUSTMENTS TO COMPLY WITH SECTION 401(m) OF THE CODE. The Retirement Plan Administrative Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether either of the tests set forth in Section 4.3(b)(1) or 4.3(b)(2) will be satisfied during a Plan Year with respect to the Plan, and if it appears to the Retirement Plan Administrative Committee that neither of such tests will be satisfied, the Retirement Plan Administrative Committee shall take such steps as it deems necessary or appropriate to adjust the Matching Contributions and the After-Tax Contributions made for all or a portion of the remainder of such Plan Year on behalf of each Participant who is a highly compensated Employee to the extent necessary in order for one of such tests to be satisfied. If after the end of a Plan Year it is determined that regardless of any steps taken neither of the tests set forth in Section 4.3(b)(1) or 4.3(b)(2) will be satisfied with respect to such Plan Year, the Retirement Plan Administrative Committee shall calculate the maximum contribution percentage permissible for Participants who are highly compensated Employees under the tests set forth in Sections 4.3(b)(1) and 4.3(b)(2) and reduce the Matching Contributions and After-Tax Contributions made on behalf of each Participant who is a highly compensated Employee and whose actual dollar amount of Matching Contributions and After-Tax Contributions for such Plan Year is the highest in the same manner described in subparagraph
                  (1) of this paragraph to the extent necessary to comply with
                  Section 4.3(b)(1) or 4.3(b)(2). The reduction described in the foregoing sentence shall be made first with respect to a Participant's After-Tax Contributions in excess of six percent of Compensation, second with respect to any remaining

                  After-Tax Contributions and any Matching After-Tax Contributions attributable thereto, third with respect to any Matching Pre-Tax Contributions. The Retirement Plan Administrative Committee shall distribute (or transfer to the SERP in accordance with a timely election filed by the Participant) no later than the last day of the subsequent Plan Year to each such Participant the amount of such reductions made with respect to vested Matching Contributions and After-Tax Contributions plus any income allocable thereto to which such Participant would be entitled under the Plan if such Participant had terminated service on the last day of the Plan Year for which such contributions are made (or earlier if such Participant actually terminates service at any earlier date), and any remaining amount of such reductions plus any income allocable thereto shall be forfeited and used to reduce contributions in accordance with Section 3.10. The amount of any such income allocable to any such reductions to be so distributed or forfeited shall be determined pursuant to Regulations.


         (3) ADJUSTMENTS TO COMPLY WITH THE AGGREGATE LIMIT. If after making the adjustments required by subparagraphs (1) and (2) of this paragraph for a Plan Year the Retirement Plan Administrative Committee determines that the sum of the average deferral percentage and the average contribution percentage for the group consisting of Participants who are highly compensated Employees exceeds the aggregate limit for such Plan Year, the Retirement Plan Administrative Committee shall no later than the last day of the subsequent Plan Year reduce (i) first the After-Tax Contributions made for such Plan Year on behalf of each Participant who is a highly compensated Employee and any corresponding Matching Contributions and (ii) second, the Pre-Tax Contributions made for such Plan Year on behalf of each Participant who is a highly compensated Employee and any corresponding Matching Contributions to the extent necessary to eliminate such excess. Such reduction shall be effected in the same manner described in subparagraphs (1) and (2), as applicable, of this
                  Section 4.3(e).

         (4) DISCOUNT ON SHARES OF COMMON STOCK TREATED AS MATCHING CONTRIBUTION. Solely for purposes of this Section 4.3, if shares of common stock of the Corporation are contributed to the Plan at a discount from fair market value as a Pre-Tax Contribution, then the amount of such discount shall be treated as a Matching Pre-Tax Contribution.

         4.4 LIMITATIONS ON ANNUAL ADDITIONS.

     (a) THE DEFINED CONTRIBUTION LIMIT. The "annual addition," as defined herein, for any Plan Year to a Participant's accounts in all defined contribution plans maintained by each Participating Company or Related Company shall not exceed the lesser of (1) 25 percent of the Participant's Compensation for the Plan Year, and (2) $30,000 (as adjusted in accordance with section 415(d) of the Code). The term "annual additions" means the sum of all contributions and forfeitures allocated to a Participant's accounts (other than a rollover account).

     (b) THE COMBINED LIMIT. For Plan Years beginning prior to December 31, 1999, if the Participant also has participated in a defined benefit plan maintained by a Participating Company or Related Company, then the limitations of section 415(e) of the Code shall apply. If such limitations are exceeded, then the benefits under any defined benefit plan maintained by the Participating Company or Related Company shall be reduced before the annual additions to the Plan are reduced.

     (c) REDUCTION OF CONTRIBUTIONS. If the Retirement Plan Administrative Committee determines at any time that the annual addition to any Participant's Accounts exceeds such limitation for any Plan Year, then the contributions on behalf of the Participant shall be reduced, to the extent necessary, in the following order:

     (1) Pre-Tax Contributions in excess of six percent of the Participant's Compensation;

     (2) Remaining Pre-Tax Contributions and Matching Pre-Tax Contributions attributable thereto on a pro rata basis;

     (3)  Profit-Sharing Contributions;

     (4) After-Tax Contributions in excess of six percent of the Participant's Compensation;

     (5) Remaining After-Tax Contributions and Matching After-Tax Contributions attributable thereto on a pro rata basis.

     After-Tax Contributions, Pre-Tax Contributions and Profit-Sharing Contributions, each as adjusted for gains, shall be returned to the Participant (or in the case of an eligible Participant who has filed an election as described in clause (ii) of section 3.3(b), such Pre-Tax Contributions and Profit-Sharing Contributions shall be transferred to the SERP). Matching Contributions, as adjusted for gains, to the extent allowable shall be held in a suspense account and allocated to the accounts of such Participant in the next Plan Year; provided that if the Participant is not covered by the Plan in the next Plan Year, the amount shall be allocated to the remaining Participants in the Plan who are employed by the Employment Unit that employed the Participant.

     (d) LIMITS ON LIMITS. The limits stated on this Article IV shall apply only to the extent required under the Code. Except as otherwise specifically provided in this section 4.6, all of the requirements of section 415 of the Code, and limitations thereon, including the transitional rules and grandfather rules, are incorporated herein by reference.

                                   ARTICLE V

                             VESTING AND FORFEITURES

     5.1 IN GENERAL. A Participant shall have a fully vested interest at all times in his Pre-Tax Account, After-Tax Account, Harris Stock Pre-Tax Account, Harris Stock After-Tax Account and Savings Account (other than the portion of such accounts attributable to matching contributions made after October 1, 1984) and Rollover Account.

     5.2 VESTING ON RETIREMENT, DEATH OR DISABILITY. A Participant shall have a fully vested interest in his Profit Sharing Account, Matching Pre-Tax Account, Matching After-Tax Account, Harris Stock Matching Account, and portion of his Savings Account attributable to matching contributions made after October 1, 1984, on termination of his employment by any Related Company in the event of the Participant's:

     (a)  retirement on or after Early Retirement Age;

     (b) retirement on or after the effective date of the Participant's Disability; or

     (c)  death.

     5.3 VESTING ON OTHER TERMINATION OF EMPLOYMENT.

     (a) VESTING SCHEDULE. A Participant who terminates employment other than on the occurrence of one of the events described in section 5.2 shall have a vested interest in his Profit-Sharing Account, Matching Pre-Tax Account, Matching After-Tax Account, Harris Stock Matching Account and the portion of his Savings Account attributable to matching contributions made after October 1, 1984 in accordance with the following schedule:

                  Period of Service                          Vested Percentage
                  -----------------                          -----------------

                  Less than 3 years                           0%

                  3 years but less than 4 years              30%

                  4 years but less than 5 years              40%

                  5 years but less than 6 years              60%

                  6 years but less than 7 years              80%

                  7 years or more                            100%

     (b) COMPUTING A PARTICIPANT' S PERIOD OF SERVICE. All Periods of Service shall be taken into account for purposes of subsection (a). In addition, (i) in the case of a Participant whose employment is terminated by a Related Company or Participating Company in connection with a reduction-in-force program, the period of time that begins on the Participant's employment termination date and ends 12 months thereafter shall be taken into account for purposes of subsection
(a) and (ii) any prior Period of Service or Period of Severance shall be taken into account in determining a Participant's Period of Service for purposes of subsection (a) as provided in section 2.3(a) and 2.3 (b).

     (c) VESTING ON SALE OF BUSINESS. In the event of the sale or disposition of a business or a sale of substantially all of the assets of a trade or business, the Corporation may, in its discretion, provide for accelerated vesting with respect to those Participants affected by the sale.

     5.4 EFFECT OF IN-SERVICE WITHDRAWALS ON A PARTICIPANT'S VESTED PERCENTAGE. If a Participant receives a withdrawal under Article IX or a distribution under
Article VII from his Profit-Sharing Account at a time when the Participant has less than a fully vested interest in that account, the dollar amount of his vested interest in his Profit-Sharing Account (X) shall be determined at any subsequent time by the following formula:

                                X= P(AB + D) - D

For the purpose of applying the formula, P is the percentage of the Participant's interest in his Profit-Sharing Account that is vested at the time the determination is made, AB is the balance credited to the Profit-Sharing Account at the time the determination is made, and D is the amount of the withdrawal.

     5.5 FORFEITURES.

     (a) TIMING OF FORFEITURE. A Participant who terminates employment with less than a fully vested interest in his Accounts shall forfeit the nonvested interest on the earliest of:

     (1) the date on which the Participant receives a lump sum distribution of all or a portion of the vested interest in such Accounts, provided that such distribution is made no later than the close of the second Plan Year following the year in which the Participant terminates employment;

     (2) the date on which the Participant incurs five consecutive one-year Periods of Severance; and

     (3)  the earliest date allowable under the Code.

     (b) EFFECT OF PARTIAL DISTRIBUTION ON A PARTICIPANT'S VESTED PERCENTAGE. If the Participant elects to receive a lump sum distribution of less than the full amount of his vested interest, the part of his nonvested interest that shall be forfeited under subsection (a)(1) is the total nonvested interest multiplied by a fraction, the numerator of which is the amount of the distribution and the denominator of which is the total value of his vested interest in his Accounts other than his After-Tax Account, Harris Stock After-Tax Account and Rollover Account.

     (c) EFFECT OF REEMPLOYMENT ON FORFEITURE. If a Participant incurs a forfeiture under subsection (a)(1) and subsequently returns to employment with a Participating Company and becomes a Participant in the Plan before incurring five consecutive one-year Periods of Severance, then the forfeited amount shall be restored by the Employment Unit of the Participating Company with which the Participant is reemployed.

                                   ARTICLE VI

                            ACCOUNTS AND INVESTMENTS

     6.1 ESTABLISHMENT OF ACCOUNTS. The Retirement Plan Administrative Committee shall establish and maintain for each Participant the following Accounts showing the Participant's interest under the Plan:

     (a)  Profit-Sharing Account, which shall consist of

     (1) a Basic Account to reflect the portion of Profit-Sharing Contributions allocable to the Participant's Compensation, and

     (2) a Supplemental Account to reflect the portion of Profit-Sharing Contributions allocable to the Participant's Excess Compensation;

     (b) Pre-Tax Account to reflect Pre-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

     (c) After-Tax Account to reflect After-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

     (d) Matching Pre-Tax Account to reflect Matching Pre-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

     (e) Matching After-Tax Account to reflect Matching After-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

     (f) Savings Account to reflect the Savings Contributions under the Plan as in effect prior to July 1, 1990, and the aggregate of the Participant's voluntary and required contributions to the Harris Video Systems
Savings/Incentive Plan less withdrawals, as of June 30, 1990;

     (g) Harris Stock Pre-Tax Account to reflect the portion of the Pre-Tax Contributions made on the Participant's behalf invested in the Harris Stock Fund;

     (h) Harris Stock After-Tax Account to reflect the portion of the After-Tax Contributions made on the Participant's behalf invested in the Harris Stock Fund;

     (i) Harris Stock Matching Account to reflect the portion of the Matching Pre-Tax Contributions and Matching After-Tax Contributions made on the Participant's behalf and invested in the Harris Stock Fund; and

     (j) Rollover Account to reflect the Participant's Rollover Contributions.

     6.2 INVESTMENT OF ACCOUNTS. Subject to section 6.4, each Participant shall have the right to direct the investment of his Accounts and future contributions to his Accounts among the Investment Funds in accordance with the following procedures and such other procedures provided in the documents pertaining to each Investment Fund.

     (a) ELECTION PROCEDURES. Each election shall be made in accordance with the rules and procedures established by the Retirement Plan Administrative Committee in its absolute discretion.

     (b) ELECTIONS IN 1% INCREMENTS FOR CURRENT BALANCES. A Participant's election with respect to his current Account balances shall be made in increments of one percent (or such larger percentage as determined by the Retirement Plan Administrative Committee) of the Account balances;

     (c) ELECTIONS IN 1% INCREMENTS FOR FUTURE CONTRIBUTIONS. A Participant's election with respect to future contributions shall be made in increments of one percent (or such larger percentage as determined by the

Retirement Plan Administrative Committee) of the contribution (after the contribution is reduced by any dollar amount directed into the Harris Stock
Fund), provided that the combined Pre-Tax Contributions and After-Tax Contributions invested in the Harris Stock Fund shall equal no more than one percent (or such larger percentage as determined by the Retirement Plan Administrative Committee) of Compensation as provided under section 6.4(a). To the extent Pre-Tax Contributions and After-Tax Contributions are invested in the Harris Stock Fund, the Matching Contributions attributable thereto also shall be invested in the Harris Stock Fund;

     (d) CHANGING ELECTIONS. Effective January 1, 1998, a Participant may change an investment election at any time. An investment election change shall be effective on the day the change is made, provide that such day is a Valuation Date and that the Participant makes the election change before the deadline established from time to time by the Retirement Plan Administrative Committee. An investment election change (i) made on a day that is not a Valuation Date or
(ii) made on a Valuation Date after the deadline established by the Retirement Plan Administrative Committee shall become effective on the next following Valuation Date. If more than one election change is made on a Valuation Date before the applicable deadline, the most recent election change shall be given effect.

     (e) ELECTIONS APPLY TO ALL ACCOUNTS. Each of the Participant's Accounts shall be invested among the Investment Funds in the same manner, such that each election by a Participant with respect to the Investment Funds shall apply to all of his Accounts in the same proportion.

     (f) INVESTMENT IN BALANCED FUND ABSENT ELECTION. A Participant's Accounts and contributions made on behalf of the Participant shall be invested in the Balanced Fund until the Participant makes a valid investment election pursuant to this section 6.2 and any other procedures established by the Retirement Plan Administrative Committee.

     6.3 ALLOCATION OF EARNINGS AND LOSSES. In determining a Participant's share of the earnings or losses of each of the Investment Funds as of any Valuation Date, the total earnings or losses of the particular Investment Fund since the immediately preceding Valuation Date, net of expenses allocable to such fund, shall be allocated among the Participants' Accounts invested in the fund on such Valuation Date based on the ratio of each Participant's Accounts to the aggregate of the Accounts of all Participants, before taking into account any contributions that are required to be but are not yet made as of the Valuation Date and before taking into account any distributions, withdrawals or loans to Participants made as of the Valuation Date. Contributions to an Account are not credited with earnings for the Valuation Date on which the contributions are credited to the Account.

     6.4 SPECIAL RULES CONCERNING HARRIS STOCK FUND. Notwithstanding any provision of section 6.2 to the contrary, the rules set forth in this section shall apply to investments in the Harris Stock Fund.

     (a) AVAILABILITY. Only Pre-Tax Contributions, After-Tax Contributions and Matching Contributions made with respect to Compensation earned on or after October 1, 1993 may be invested in the Harris Stock Fund. For any Plan Year, the combined Pre-Tax Contributions and After-Tax Contributions invested in the Fund on behalf of a Participant in each Plan Year shall equal no more than one percent (or such larger percentage as determined by the Retirement Plan Administrative Committee) of the Participant's Compensation for such Plan Year. The portion of any Pre-Tax Contribution or After-Tax Contribution that is attributable to a discount from fair market value on shares of common stock of the Corporation shall be disregarded for purposes of the immediately preceding sentence. An election to invest in the Harris Stock Fund shall take effect as soon as administratively feasible after the election is received.

     (b) RESTRICTIONS ON TRANSFERS. A Participant may not transfer amounts from other Investment Funds to the Harris Stock Fund. Any contributions invested in the Harris Stock Fund must remain in the fund for a minimum of 36 months, provided that amounts invested in the Harris Stock Fund may be distributed to the Participant before the expiration of the 36-month period, if the Participant is otherwise entitled to a distribution under the Plan. The Retirement Plan Administrative Committee, in its sole discretion, may impose additional restrictions or requirements regarding transfers from the Harris Stock Fund.

     (c) DIVIDENDS. A Participant's allocable share of cash dividends (and other cash earnings) credited to the Harris Stock Fund will be reinvested in the Harris Stock Fund unless the Participant elects with respect to the dividends credited to his Account during a calendar quarter to invest such cash dividends (and other cash earnings) among the Investment Funds other than the Harris Stock Fund in increments of one percent (or such larger percentage as determined by the Retirement Plan Administrative Committee) of the amount of the dividends (and other earnings). Each election shall be completed at such time and in accordance with rules and procedures as established by the Retirement Plan Administrative Committee, pursuant to section 6.2. Dividends paid in the form of stock shall be retained in a Participant's Account until liquidated, in the sole discretion of the Retirement Plan Administrative Committee. Such liquidated dividends shall be considered cash earnings subject to investment elections in accordance with this section 6.4(c).

     (d) CONTRIBUTIONS. The normal form of contributions for amounts invested in the Harris Stock Fund shall be in cash; provided, however, that the Corporation, in its discretion, may make the contribution in common stock of the Corporation, which may be contributed at a discount from fair market value. The Trustee is authorized to purchase common stock of the Corporation on the open market, and to give effect to the discount, if any, established from time to time by allocating shares to each Participant's

Account in addition to the number of shares that would have been allocated to the Participant's Account if the discount had not been established.

     (e) DISTRIBUTIONS. Distributions from the Harris Stock Fund shall be in the form of cash or shares of Harris Stock at the election of the Participant. Fractional shares and distributions of a de minimis amount as determined by the Retirement Plan Administrative Committee shall be paid in cash.

     (f) VOTING. Participants may submit non-binding proxies to the Trustee, which will vote the shares in the Harris Stock Fund in the exercise of its sole discretion.

                                  ARTICLE VII
                                  DISTRIBUTIONS

     7.1 IN GENERAL. A Participant shall be entitled to receive a distribution of the vested interest in his Accounts on the earlier of the Participant's (i) termination of employment and (ii) attainment of age 59 1/2, except that his Pre-Tax Contributions and Matching Pre-Tax Contributions are distributable only as allowed under section 401(k) of the Code. As permitted under law and as may he determined by the Retirement Plan Administrative Committee in its sole discretion, distributions may be made to affected Participants upon the sale or disposition of the stock in a subsidiary or the sale or disposition of assets of a trade or business. A termination of employment shall not be deemed to occur for purposes of this section 7.1 and section 7.2 until the Participant is no longer employed by a Related Company. A Participant may elect, in accordance with procedures established by the Retirement Plan Administrative Committee, to receive the sum of the balances of his Accounts, if any, that are invested in the Harris Stock Fund either in (a) cash, or (b) in shares of common stock of the Corporation; provided, however, that distributions of fractional shares and de minimis amounts (as determined by the Retirement Plan Administrative Committee) shall be made in cash. If a Participant has elected to receive a distribution of the balances of his Accounts that are invested in the Harris Stock Fund in shares of common stock of the Corporation, then such distribution shall, in the discretion of the Retirement Plan Administrative Committee, either be made in certificated form or credited to an account established for the Participant under a plan maintained by a Related Company.

     7.2 SMALL BENEFIT CASH-OUT. Except as provided in section 7.5, in any case in which the vested interest in a Participant's Accounts does not exceed $5,000 (or such larger amount as may be permitted by law) the vested interest shall be paid to the Participant in a lump sum as soon as reasonably practicable after the Participant's termination of employment. In the case of a deceased Participant, such vested interest shall be paid, to the deceased Participant's beneficiary in a lump sum as soon as reasonably practicable after the Participant's death, except that if such Beneficiary is the deceased Participant's spouse, then the Beneficiary may elect a direct rollover in accordance with section 7.5. Effective as of March 22, 1999, for purposes of this section 7.2 and section 12.5, if at the time of commencement of the distribution of a Participant's vested interest in his Accounts in scheduled periodic payments the value of such interest exceeded $5,000, then at the time of any subsequently scheduled periodic payment such account balance will be deemed to exceed $5,000 (or such larger amount as may be permitted by law) unless otherwise permitted under the law.

     7.3 FORM OF PAYMENT.

     (a) OPTIONS. In any case in which a Participant's vested interest in his Accounts exceeds the amount provided in section 7.2, the Participant (or in the event of death, his Beneficiary) entitled to receive a distribution may elect at any time to receive payment in:

     (1) an amount not greater than the vested balance of the Participant's Accounts, provided, however, that only one such payment may be made in any single month;

     (2) substantially equal periodic installment payments, payable not less frequently than annually and not more frequently than monthly, over a period of time to be elected by the Participant (or Beneficiary);

     (3)  a combination of (1) and (2); or

     (4)  a direct rollover pursuant to section 7.5.

     (b) CHANGES ALLOWED. A Participant (or, in the event of death, his Beneficiary) may change his election with respect to the form of payment at any time before or after distribution of benefits commences, subject to the provisions of section 7.9.

     (c) EFFECT OF FAILURE TO SPECIFY AN OPTION. If a Participant (or Beneficiary) fails to file an election under this section 7.3, then his benefits shall be paid in accordance with section 7.4.

     7.4 TIME OF PAYMENT.

     (a) On termination of employment, a Participant, other than one described in section 7.2, may elect that payment of benefits begins as soon as administratively practicable or at any other time permitted under the Plan. If such a Participant fails to file an election as to the timing of his benefit payment, then payment of his benefit shall commence in accordance with the provisions of section 7.8.

     (b) If a Participant dies before his required beginning date (as described in section 7.8(b)) and there is no election in effect with respect to the payment of the Participant's benefits to his Beneficiary who is not his spouse, then payment of the Participant's benefits shall be made in a single sum no later than the December 31 of the calendar year which contains fifth anniversary Participant's death.

     (c) Installment payments described in section 7.3(2) or (3) shall not be made to a Participant who terminated employment with an Employer and who subsequently becomes employed by a Participating Company. Installment payments to such a Participant shall commence or recommence upon the Participant's subsequent termination of employment with the Participating Company.

     7.5 DIRECT ROLLOVER.

     (a) A Participant or "distributee" may elect at any time to have any portion of an "eligible rollover distribution" paid in a direct rollover to the trustee or custodian of an "eligible retirement plan" specified by the Participant or distributee, whichever is applicable. Payment of a direct rollover in the form of a check payable to the trustee or custodian of an eligible retirement plan, for the benefit of the Participant or distributee, may be mailed to the Participant or distributee.

     (b) For purposes of this section 7.5, the following terms shall have the following meanings:

     (1) "distributee" means a surviving spouse, or a spouse or former spouse who is an alternate payee under a qualified domestic relations order defined in section 414(p) of the Code.

     (2) "eligible retirement plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts an eligible rollover distribution.

     (3) "eligible rollover distribution" means any distribution of all or a portion of the Participant's Accounts, other than the portion of his After-Tax Account and Harris Stock After-Tax Account attributable to After-Tax Contributions, but does not include a distribution (i) in installments over a period of ten years or more or over a period described in section 7.8(c), or (ii) to the extent the distribution is required under section 401(a)(9) of the Code.

     7.6 BENEFIT AMOUNT AND WITHHOLDING.
     (a) VESTED AMOUNT AND ADJUSTMENTS. For purposes of this Article VII, a Participant's vested interest in his Accounts shall be determined as of the Valuation Date coinciding with or immediately following the date of the event giving rise to the distribution, plus any Profit-Sharing Contribution to which the Participant may be entitled under section 3.2 that has not yet been credited to the Participant's Profit-Sharing Account. Any unpaid amount in the Participant's Accounts shall continue to be adjusted for earnings and losses as provided in section 6.3 until it is distributed.

     (b) WITHHOLDING. The amount of any distribution shall be reduced to the extent necessary to comply with Federal, state and local income tax withholding requirements.

     7.7 ORDER OF DISTRIBUTIONS. Any distribution under this Plan shall be charged against the Participant's Accounts pursuant to administrative procedures designed to maximize the tax benefits to the Participant by distributing to him first his After-Tax Contributions to the extent permitted by law.

     7.8 STATUTORY REQUIREMENTS. Notwithstanding any other provisions of the Plan to the contrary, the following rules shall apply to all payments under the
Plan:

     (a) LATEST COMMENCEMENT DATE. Unless the Participant files a written election to defer payment of benefits, benefits payments with respect to any Participant shall commence no later than the 60th day after the close of the Plan Year in which the latest of the following occurs:

     (1)  the date on which the Participant attains Normal Retirement Age;

     (2) the 10th anniversary of the date on which the Participant commenced participation in the Plan; and

     (3) the date on which the Participant terminated employment. Failure to file an election under section 7.4 for payment of benefits to commence shall be deemed to be a written election to defer payment of benefits under this subsection (a).

     (b) REQUIRED BEGINNING DATE. Notwithstanding subsection (a) above, payment of benefits to a Participant shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

     (c) MAXIMUM DURATION OF DISTRIBUTIONS. Payment of a Participant's benefit shall be made over a period not to exceed one of the following periods:

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

     (1) the life of the Participant;

     (2) the life of the Participant and the Participant's Beneficiary;

     (3) a period certain not extending beyond the life expectancy of the Participant; or

     (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and his Beneficiary.

     The amount to be distributed each year must be at least equal to the quotient obtained by dividing the Participant's benefit by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his Beneficiary. Life expectancy and joint and last survivor expectancy shall be computed by the use of the return multiples contained in Treasury Regulation section 1.72-9. Effective January 1, 1998, the life expectancy of a the Participant who commenced payment of benefits pursuant to this section prior to such date and the life expectancy of such a Participant's spouse will be recalculated annually for purposes of the computation described in this subsection (c) only if the Participant affirmatively so elects; however, the life expectancy of any other Participant, spouse or Beneficiary will not be recalculated. If the Participant's spouse is not the Beneficiary, the method of distribution selected must ensure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

(d) DISTRIBUTION AFTER THE PARTICIPANT'S DEATH. In the event a Participant who is receiving benefits dies, the remaining balance of his benefits shall be distributed at least as rapidly as under the method of distribution elected by the Participant unless otherwise permitted under law. If a Participant dies before distribution of benefits commences, the Participant's entire interest will be distributed no later than five years after the end of the year of the Participant's death, except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

     (1) if any portion of the Participant's benefit is payable to a Beneficiary who is not the Participant's spouse, then distributions may be made over the life or life expectancy of the Beneficiary, provided that distributions commence on or before December 31 of the calendar year immediately following the calendar year in which the Participant died, and

     (2) if the beneficiary is the Participant's spouse, then distributions may commence on or before the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died and (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the Participant's spousE dies before payments begin, then subsequent distribution shall be made as if the spouse had been the Participant.

     For purposes of the foregoing, payments may be calculated by use of the return multiples specified in Treasury Regulation section 1.72-9. The life

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

expectancy of a spouse or other Beneficiary shall be calculated at the time payment first commences without subsequent recalculation. Any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving spouse if the amount becomes payable to the spouse when the child reaches the age of majority.

     (e) LIMIT ON LIMITS. All distributions under this section 7.8 shall be determined and made in accordance with section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of proposed Treasury Regulation section 1.401(a)(9)-2, the provisions of which are incorporated herein by reference.

     7.9 DESIGNATING BENEFICIARIES.
     (a) WRITTEN DESIGNATION. Each Participant may designate, in the manner prescribed by the Retirement Plan Administrative Committee, a Beneficiary or Beneficiaries to receive any benefits payable as a result of the death of the Participant. This designation may be changed by the Participant at any time by giving notice to the Retirement Plan Administrative Committee in accordance with rules and procedures established by the Retirement Plan Administrative Committee. Any designation of a Beneficiary other than the Participant's spouse must be consented to by the spouse in writing (or other method permitted by the Internal Revenue Service) and witnessed by a notary public (or a representative of the Plan prior to October 1, 1993). Any consent required under this section
7.9 shall be valid only with respect to the spouse who signed it. Spousal consent shall not be required if the Participant establishes to the satisfaction of a Plan representative that such consent may not be obtained because (a) there is no spouse; (b) the spouse cannot be located, or (c) there exists such other circumstances as the Secretary of the Treasury may prescribe as excusing the requirement for such consent. A Participant may revoke any prior election without obtaining the consent of the spouse to such revocation. In the absence of a new election that meets the requirements of this section 7.9, the Participant's surviving spouse shall be the Beneficiary.

     (b) DEATH PRIOR TO DESIGNATING BENEFICIARY OR DEATH AFTER DESIGNATED BENEFICIARY'S DEATH. In the event a Participant dies with no beneficiary designation on file or after the death of a designated Beneficiary, the Participant's Beneficiary with respect to the portion of the benefits for which no Beneficiary has been designated shall be the deceased Participant's surviving spouse, if any, and if there is no surviving spouse, the descendants of the deceased Participant, if any, per stirpes, or if there are no descendants, the estate of the deceased Participant.

     (c) SUCCESSOR BENEFICIARIES. A Beneficiary who has been designated in accordance with section 7.9(a) may name a successor beneficiary or beneficiaries in accordance with procedures established by the Retirement Plan Administrative Committee. If the designated Beneficiary dies after the Participant and before the entire amount of the Participant's benefit under the Plan in which the designated Beneficiary has an interest has been distributed, then any remaining amount shall be distributed, as soon as practicable after the death of such designated Beneficiary, in the form of a single sum payment to the successor beneficiary or if there is no such successor beneficiary, to the Beneficiary's estate.

     7.10 PAYMENT OF GROUP INSURANCE PREMIUMS. If a retired Participant is eligible to be included in any contributory group insurance program maintained or sponsored by an Employment Unit, a retired Participant who is receiving benefits under the Plan in installments and who elects to be covered under such contributory group insurance program may direct that a specified portion of the installment payments be withheld and paid by the Trustee on his behalf to the Employment Unit as his contribution under such group insurance program. Such direction by a retired Participant shall be in writing on a form prescribed by the Retirement Plan Administrative Committee. Any such direction may be revoked by the retired Participant not less than 15 days prior to the effective date of such revocation. Any withholding and payment of insurance costs on behalf of a retired Participant shall be made in accordance with Treasury Regulation section 1.401(a)-13.

     7.11 INABILITY TO LOCATE PARTICIPANT. If, at any time after a Participant's benefit becomes payable, a check or other instrument in payment of such benefit is returned unclaimed or the Retirement Plan Administrative Committee is otherwise unable to locate the individual to whom a payment is due, then all payments to such individual shall be discontinued. If, after exercising reasonable diligence, the Retirement Plan Administrative Committee is unable to locate such individual, the portion of the Participant's benefit payable to

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

such individual shall be forfeited and applied to reduce the administrative expenses of the Plan; provided, that if such individual subsequently makes a claim for benefits, then the forfeited amount shall be reinstated to the extent required by law by the Participating Company that last employed the Participant.

                                  ARTICLE VIII
                                      LOANS

     8.1 IN GENERAL. Each "party in interest," as defined in section 3(14) of ERISA, with respect to the Plan for whom a Pre-Tax Account, After-Tax Account and/or Rollover Account is maintained may request that a loan be made to him from his Pre-Tax Account, After-Tax Account and/or Rollover Account by filing an appropriate application, pursuant to procedures adopted by the Retirement Plan Administrative Committee. All loan requests shall be approved on a reasonably equivalent basis (within the meaning of section 4975(d)(1)(A) of the Code and section 408(b)(1)(A) of ERISA), subject to the conditions set forth in this
Article VIII.

     8.2 LOAN ADMINISTRATION. The Retirement Plan Administrative Committee shall be responsible for administering the loan program, but may delegate the operation of the program to the Plan's record-keeper. The procedures for applying for a loan and the basis on which loans will be approved or denied shall be described in the summary plan description for the Plan or in other documents prepared by or at the direction of the Corporation for this purpose and such additional documents are hereby incorporated by reference to the extent required by the Department of Labor.

     8.3 TERMS AND CONDITIONS OF LOANS. The terms and conditions of each loan shall be set forth in the agreement evidencing the loan and shall include, but not be limited to, the following:

     (a) MAXIMUM AMOUNT. The principal amount of a loan made under this Plan to any individual together with the outstanding principal amount of any other loan made to such individual under any other qualified plan under section 401(a) of the Code maintained by a Related Company shall not exceed the least of

     (1)  50 percent of the individual's vested interest in his Accounts,

     (2) $50,000 reduced by the highest outstanding balance of any previous loans from the Plan and any other plans of a Related Company during the one-year period ending immediately before the date on which the current loan is made, and

     (3) such amount that repayment of principal plus interest does not exceed 25 percent of the individual's gross pay.

     (b) MINIMUM AMOUNT. The minimum loan amount shall be $500 and all loan amounts shall be in increments of $100.

     (c) PERIOD. No loan shall be made for a period less than 12 months or longer than four and one-half years or such other periods as may be established from time to time under the Retirement Plan Administrative Committee's written loan procedures.

     (d) SECURITY. A loan shall be secured by the Participant's Accounts up to the amount of the outstanding balance of the loan.

     (e) NUMBER OF LOANS. Two loans shall be available under the Plan to a Participant at any time, but no third loan shall be made to an individual within 30 days following the repayment in full of a prior loan, or such other time period as may be provided from time to time under Plan procedures.

     (f) PARTICIPANT COVERS LOAN EXPENSE. Any loan made under the Plan shall be subject to such other terms and conditions as the Retirement Plan Administrative Committee shall deem necessary or appropriate, including the condition that the individual applying for the loan reimburse the Plan for any state documentary stamps and other taxes, and any other reasonable expenses specified by the Retirement Plan Administrative Committee, which the Plan incurs to extend, make and service the loan.

     (g) HOW TO APPLY. A loan may be initiated by following the appropriate telephonic or other procedures established by the record-keeper, as the delegate of the Retirement Plan Administrative Committee.

     8.4 INTEREST RATE. The interest rate for a loan made under this Plan shall be fixed for the term of each loan, and shall be set as determined by the Retirement Plan Administrative Committee on a quarterly basis at a rate which it deems reasonable at the time for a fully secured loan and which is consistent with applicable Department of Labor regulations.

     8.5 REPAYMENT AND DEFAULT.

     (a) PAYMENTS. A loan made under the Plan shall require that repayment be made in substantially level installments through payroll withholding while the individual is an Employee and through such other means (not less frequently than quarterly) as the Retirement Plan Administrative Committee deems appropriate for an individual who is not an Employee. Nevertheless, any individual who terminates employment for any reason other than retirement, discharge or Layoff must repay all of the outstanding principal balance of his loan, plus interest due, within 90 days of the date of termination.

     (b) PREPAYMENT. An individual may repay, at any time, all of the outstanding principal balance of his loan, plus interest due, without penalty.

     (c) CREDITING PAYMENT. Principal and interest payments shall be credited to the Participant's Pre-Tax Account, After-Tax Account and/or Rollover Account and shall be invested in the same manner as Pre-Tax Contributions, After-Tax Contributions and Rollover Contributions.

     (d) DEFAULT. The events of default shall be set forth in the agreement evidencing the loan. Such events shall include, but not be limited to, the following:

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

     (1) an individual terminates employment as an Employee for any reason and does not make payments when due, subject to a 90-day grace period;

     (2) the Trustee concludes that the individual no longer is a good credit risk;

     (3) to the extent permissible under federal law, the individual's obligation to repay the loan has been discharged through bankruptcy or any other legal process of action which did not actually result in payment in full; and

     (4) the individual does not make payments when due, subject to the applicable 90 day grace period.

     (e) EFFECT OF DEFAULT. Upon the existence or occurrence of an event of default, the loan may become due and payable in full and, if such loan is not actually repaid in full, shall be canceled on the books and records of the Plan and the amount otherwise distributable to such individual shall be reduced, as of the date his Accounts otherwise become distributable, by the principal amount of the loan then due plus any accrued but unpaid interest. Such principal and interest shall be determined without regard to whether the loan had been discharged through bankruptcy or any other legal process or action which did not actually result in payment in full; however, interest shall continue to accrue on such loan only to the extent permitted under applicable law. Cancellation of the amount distributable to an individual under this subsection (e) shall not occur until a distributable event occurs under the Plan.

In the event a default occurs before a distributable event occurs, the Retirement Plan Administrative Committee shall take such other steps to cure the default as it deems appropriate under the circumstances to preserve Plan assets.

     8.6 MECHANICS. A loan to an individual under this Plan shall be made from his Pre-Tax Account, After-Tax Account and Rollover Account, and the loan shall be an asset of the respective accounts. For investment purposes, the principal amount of the loan shall be deducted from the Participant's Investment Funds other than the Harris Stock Fund in proportion to their value in his Accounts as of the Valuation Date immediately preceding the loan.

     8.7 SPECIAL POWERS. The Retirement Plan Administrative Committee shall have the power to take such action as it deems necessary or appropriate to stop the benefit payments to or on behalf of an individual who fails to repay a loan (without regard to whether the obligation to repay the loan had been discharged through bankruptcy or other legal process or action) until his Pre-Tax Account, After-Tax Account and/or Rollover Account has been reduced by the principal due (without regard to such discharge) on such loan or to distribute the note which evidences such loan in full satisfaction of any interest in the Pre-Tax Account, After-Tax Account, and/or Rollover Account which is attributable to the unpaid balance of such loan.

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

                                   ARTICLE IX
                             IN-SERVICE WITHDRAWALS

     9.1 WITHDRAWALS FROM SAVINGS ACCOUNT AND AFTER-TAX ACCOUNT.

     (a) AVAILABILITY. Subject to sections 9.3 and 9.4, a Participant may elect to withdraw from the Plan at any time in a single sum an amount not greater than the balances of his Savings Account and After-Tax Account in the time and manner prescribed by the Retirement Plan Administrative Committee. The amount withdrawn shall be debited first to his Savings Account and then to his After-Tax Account.

(b) LIMITATIONS. A Participant may make a withdrawal under this section 9.1 no more than once in any calendar quarter. A Participant's election to make After-Tax Contributions shall be suspended, and no After-Tax Contributions or Matching After-Tax Contributions shall be credited to the Participant's Account, for a period of three months after the date of a Participant's withdrawal from his After-Tax Account. The Participant's election shall automatically be reinstated at the expiration of such three-month period, unless the Participant has filed a change of election pursuant to section 3.7.

     9.2 WITHDRAWALS FROM ROLLOVER, PRE-TAX AND PROFIT SHARING ACCOUNTS.

     (a) AVAILABILITY. Subject to sections 9.3 and 9.4, a Participant who has taken all available loans under Article VIII hereof and who has exhausted his right to withdrawals under section 9.1 may elect, if he has an immediate and heavy financial need within the meaning of Treasury Regulation section 1.401(k)-1(d)(2)(iv), to withdraw in a single sum an amount not greater than (i) 100 percent of his Pre-Tax Contributions, (ii) the entire balance of his Rollover Account, and (iii) the vested balance of his Profit Sharing Account, in the time and manner prescribed by the Retirement Plan Administrative Committee. A Participant shall be deemed to have an immediate and heavy financial need if the withdrawal is requested for any of the following reasons:

     (1) to pay expenses for medical care previously incurred by the Participant, his spouse or any of his dependents or necessary for these persons to obtain medical care;

     (2) to purchase (excluding mortgage payments) a principal residence for the Participant;

     (3) to pay for tuition and related education fees for the next 12 months of it post-secondary education for the Participant, his spouse, children or dependents;

     (4) to prevent the eviction of the Participant from his principal residence or a foreclosure on the mortgage of the Participant's principal residence; or

     (5) the occurrence of any other event determined by the Commissioner of Internal Revenue pursuant to Treasury Regulation section 1.401(k)-l(d)(2)(iv).

     A withdrawal to satisfy an immediate and heavy financial need of the Participant may be made only if:

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

          (i) the withdrawal is not in excess of the amount required to meet the financial need of the Participant, including taxes and additions to tax applicable to such withdrawal, and

          (ii) the Participant has obtained all other distributions, withdrawals, and all nontaxable loans currently available under the Plan and any other plans maintained by a Related Company.

The Participant shall be required (i) to certify to the Retirement Plan Administrative Committee in the manner prescribed by the Retirement Plan Administrative Committee both the reason for the financial need and that such need cannot be satisfied from sources other than a withdrawal from the Participant's Accounts, and (ii) to submit any additional supporting documentation as may be requested by the Retirement Plan Administrative Committee.

     (b) ORDER OF WITHDRAWALS. Withdrawals under this section 9.2 shall be withdrawn from a Participant's Accounts in the following order: (i) from the Participant's Rollover Account, if any; (ii) to the extent that the balance of the Participant's Rollover Account is not sufficient to satisfy the amount of the requested withdrawal, from the Participant's Pre-Tax Contributions; and
(iii) to the extent that the Participant's Rollover Account and Pre-Tax Contributions are not sufficient to satisfy the amount of the requested withdrawal, from the vested balance of the Participant's Profit Sharing Account.

     (c) LIMITATIONS. A Participant may take a withdrawal under this section 9.2 no more than once in any six-month period.

     9.3 CONDITIONS APPLICABLE TO ALL WITHDRAWALS. A Participant shall provide to the Retirement Plan Administrative Committee written notice of his election to make any withdrawal permitted under this Article IX at least 30 days (or such shorter period as may be designated by the Retirement Plan Administrative Committee) prior to the date as of which such withdrawal is to be effected. The amount available for withdrawal under this Article IX shall be reduced by the amount of any outstanding loan balance under Article VIII hereof, and no withdrawal under this Article IX shall be permitted to the extent that such withdrawal would cause the aggregate amount of such outstanding loan balance to exceed the limits described in section 8.2. The amount available for withdrawal under this Article IX is also subject to reduction in the sole discretion of the Retirement Plan Administrative Committee to take into account the investment experience of the Trust Fund between the date of the election and the date of the withdrawal.

     9.4 REDUCTION OF INVESTMENT FUND BALANCES. The Investment Funds in which a Participant's Accounts are invested, other than the Harris Stock Fund, shall be reduced proportionately to reflect the amount of the Participant's withdrawals under this Article IX.

                                   ARTICLE X
                              TOP-HEAVY PROVISIONS

     10.1 IN GENERAL. Notwithstanding any other provisions of the Plan to the contrary, for any Plan Year in which this Plan is "top-heavy," as defined herein, the provisions of this Article X shall apply. If the Plan is top-heavy and

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

then ceases to be top-heavy, except as otherwise provided in section 10.3, the provisions of this Article X shall cease to apply.

     10.2 MINIMUM ALLOCATION.

     (a) AMOUNT. For any Plan Year for which the Plan is top-heavy, a minimum allocation shall be made for each "non-key employee" who is employed by a Participating Company on the last day of the Plan Year in an amount equal to the lesser of (1) three percent of Compensation or (2) the largest percentage of Compensation allocated to any "key employee" during the Plan Year. The minimum allocation shall be determined without regard to any Social Security contribution, and without regard to any Pre-Tax Contributions made on behalf of non-key employees. The minimum allocation shall not apply to any non-key employee who receives a minimum contribution or minimum benefit under any other plan of a Related Company.

     (b) ALLOCATION. To satisfy subsection (a), the Profit-Sharing Contributions for such Plan Year first shall be allocated to all Participants employed on the last day of the Plan Year in an amount that meets the minimum allocation amount, and any remaining Profit-Sharing Contribution then shall be allocated in accordance with section 3.2.

     10.3 MINIMUM VESTING. For any Plan Year for which the Plan is top-heavy, the vested interest of a Participant who is employed by a Participating Company during any part of the Plan Year shall be determined under the following schedule:

         PERIOD OF SERVICE                                    VESTED PERCENTAGE

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

         Less than 2 years                                             0%

         2 years but less than 3 years                                 20%

         3 years but less than 4 years                                 40%

         4 years but less than 5 years                                 60%

         5 years but less than 6 years                                 80%

         6 years or more                                               100%

     If the Plan becomes top-heavy and later ceases to be top-heavy, a Participant who has a three-year Period of Service as determined under section
5.3 may elect to have his vested interest continue to be determined under this section 10.3, notwithstanding that the Plan is no longer top-heavy.

     10.4 DEFINITIONS. For purposes of this Article X the following terms shall have the following meanings:

     (a) "Determination date" means the last day of the preceding Plan Year.

     (b) "Determination period" means the Plan Year containing the determination date and the four preceding Plan Years.

     (c) "Key employee" means an Employee or former employee (and their Beneficiaries) who, at any time during the determination period, is

     (1) an officer of the Participating Company and has annual compensation greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code for any such Plan Year,

     (2) one of the ten Employees having annual compensation in excess of the limitation in effect under section 415(c)(1)(A) of the Code and owning (or considered as owning with the meaning of section 318 of the Code) the largest interests in the Participating Company,

     (3) a five-percent owner (within the meaning of section 416(i)(1)(B) of the Code) of the Participating Company, or

     (4) a one-percent owner of the Participating Company having annual compensation from the Participating Company of more than $150,000.

     The determination of "key employee" shall be made under section 416(i)(1) of the Code, the terms of which are incorporated herein by reference.

     (d) "Non-key employee" means any Employee who is not a key employee.

     (e) "Permissive aggregation group" means the "required aggregation group" and any other plans of the Participating Company which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

     (f) "Required aggregation group" means (1) each qualified plan of the Participating Company in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Participating

Company which enables a plan described in (1) to meet the requirements of sections 401(a) and 410 of the Code.

     (g) "Top-heavy" means:

     (1) the top-heavy ratio for the Plan exceeds 60 percent and the Plan is not part of any required aggregation group or permissive aggregation group;

     (2) the Plan is part of a required aggregation group but not a permissive aggregation group and the top-heavy ratio for the required aggregation group exceeds 60 percent;

     (3) the Plan is part of a required aggregation group and a permissive aggregation group and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

     (h)  "Top-heavy ratio" means:

     (1) if the Participating Company or Related Company has not maintained any defined benefit plan which during the five-year period ending on the determination date had accrued benefits, the top-heavy ratio is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date (including any part of any account balance distributed in the five-year period ending on the determination date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the determination date).

     (2) If a Related Company maintains or has maintained a defined benefit plan which during the five-year period ending on the determination date had accrued benefits, the top-heavy ratio is a fraction, the numerator of which is the sum of account balances under the defined contributions plans for all key employees (including any part of any account balance distributed in the five-year period ending on the determination date), and the present value of accrued benefits under the defined benefit plans for all key employees as of the determination date, and the denominator of which is the sum of the account balances under the defined contribution plans for all participants (including any part of any account balance distributed in the five-year period ending on the determination date), and the present value of accrued benefits under the defined benefit plans for all participants as of the determination date.

     (3) For purposes of (1) and (2) above, the value of account balances and the present value of accrued benefits shall be determined as of the most recent "valuation date" that falls within or ends with the 12-month period ending on the determination date, except as provided in section 416 of the

          Code for the first and second plan years of a defined benefit plan. In the case of a defined benefit plan, the "present value of accrued benefits" shall be determined under the terms of the applicable defined benefit plan. The account balances and accrued benefits of a Participant who is not a key employee but who was a key employee in a prior year, or who has not been credited with at least an Hour of Service with any Participating Company maintaining the plan at any time during the five-year period ending on the determination date shall be disregarded. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the determination dates that fall within the same calendar year.

     (4) The calculation of the top-heavy ratio shall be determined in accordance with section 416 of the Code, the provisions of which are incorporated herein by reference.

     (i)  "Valuation date" means the last day of the Plan Year.

                                   ARTICLE XI
                                 ADMINISTRATION

     11.1 NAMED FIDUCIARIES. The Retirement Plan Administrative Committee shall be the "named fiduciary" within the meaning of such term as used in ERISA; provided that to the extent a Participant, former Participant or Beneficiary directs that his Accounts be invested in the Harris Stock Fund,

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

such Participant or Beneficiary and not the Retirement Plan Administrative Committee shall be the "named fiduciary" with respect to such investment decisions.

     11.2 RETIREMENT PLAN ADMINISTRATIVE COMMITTEE. The Chief Executive Officer of the Corporation shall have the power to appoint and to remove members to the Retirement Plan Administrative Committee. A member of the Retirement Plan Administrative Committee may resign at any time by giving written notice to the Investment Committee or the Chief Executive Officer of the Corporation at least 15 days prior to the effective date of the resignation.

     11.3 POWERS AND DUTIES OF COMMITTEE. The Retirement Plan Administrative Committee shall have the powers and duties conferred on it by the terms of the Plan. The Retirement Plan Administrative Committee may establish such rules and regulations as it deems necessary to enable it to administer the Plan. The Retirement Plan Administrative Committee shall have the discretionary authority to determine eligibility for benefits and construe the terms of the Plan. Benefits under the Plan will be paid only to a Participant or Beneficiary if the Retirement Plan Administrative Committee decides in its discretion that the Participant or Beneficiary is entitled to benefits.

     11.4 ACTIONS OF COMMITTEE. No formal meeting and no minutes shall be required with respect to actions taken by the Retirement Plan Administrative Committee.

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

     11.5 FINALITY OF DECISIONS. All decisions and directions made by the Retirement Plan Administrative Committee, in the discretionary exercise of its powers and duties, shall be final and binding on all parties concerned.

     11.6 IMMUNITIES. Except as otherwise provided by law, no member of the Investment Committee or Retirement Plan Administrative Committee shall be liable to a Participating Company or to any Participant or Beneficiary by reason of such committee's exercise in good faith of any power or discretion vested in such committee under the Plan.

     11.7 ADVISORS AND AGENTS. The Corporation, Investment Committee, or, with the consent of the Corporation or Investment Committee, the Retirement Plan Administrative Committee, may employ one or more persons to render advice with respect to any responsibility it has under the Plan. The Corporation or the Investment Committee may appoint unrelated parties to carry out trustee and investment management responsibilities with respect to the Plan. The Corporation or the Retirement Plan Administrative Committee may appoint an unrelated party to carry out the record-keeping responsibilities with respect to the Plan. The Corporation shall indemnify any person, including any employee of the Corporation, who is acting on behalf of the Corporation, Investment Committee or Retirement Plan Administrative Committee in this capacity with respect to liability that may arise by reason of such person's action or failure to act concerning the Plan, excepting any willful or gross misconduct or criminal acts to the extent required in the respective contracts governing such arrangements.

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

     11.8 COMMITTEE MEMBER WHO IS PARTICIPANT. A member of the Retirement Plan Administrative Committee who also is a Participant shall have no right to vote with respect to any action that pertains solely to him as a Participant. In the event a majority of the remaining members are unable to agree as to the action to be taken with respect to the Participant, the chief executive officer of the Corporation shall appoint an impartial person to arbitrate the matter between the remaining members and to reach a decision.

     11.9 INFORMATION PROVIDED BY PARTICIPATING COMPANIES. Each Participating Company and Employment Unit shall provide the Corporation, the Retirement Plan Administrative Committee and the Trustee with complete and timely information regarding employment data for each Employee and Participant needed by the Corporation, Retirement Plan Administrative Committee or Trustee to administer the Plan, including, but not limited to, information concerning Compensation, date of employment, date of termination of employment, reason for termination and any other information required by the Corporation, Retirement Plan Administrative Committee, or Trustee.

     11.10 EXPENSE. All costs and expenses incurred in administering the Plan and the Trust, including the expenses of the Investment Committee and the Retirement Plan Administrative Committee, investment advisory and record-keeping fees, the fees of counsel and any agents for the Corporation, the fees and expenses of the Trustee, the fees of counsel for the Trustee and other administrative expenses shall be paid by the Trustee from the Trust Fund to the extent that such expenses are not paid by the Participating Companies.

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

The Retirement Plan Administrative Committee, in its sole discretion, having regard for the nature of the particular expense, shall determine the portion of such expense, if any, which is to be borne by any Participating Company. A Participating Company may seek reimbursement of any expense paid by such company that the Retirement Plan Administrative Committee determines is properly payable by the Trust Fund.

     11.11 TRUST. A trust shall be created by the execution of the Trust Agreement between the Corporation and the Trustee. All contributions under the Plan shall be paid to the Trustee. The Trustee shall hold all monies and other property received by it and invest and reinvest the same, together with the income therefrom, on behalf of the Participants collectively in accordance with the provisions of the Trust Agreement. The Trustee shall make distributions from the Trust Fund at such time or times to such person or persons and in such amounts as the Retirement Plan Administrative Committee directs in accordance with the Plan.

     11.12 TRUST FUND AVAILABLE TO PAY ALL PLAN BENEFITS. The Plan is intended to be a single plan under Treasury Regulation section 1.414(1)-1(b)(1). The maintenance of Accounts as required by the terms of the Plan shall be for record-keeping purposes only. All of the Trust Fund shall be available to pay benefits to all Participants and Beneficiaries.

                                  ARTICLE XII
             AMENDMENT AND TERMINATION AND CHANGE OF CONTROL

     12.1 AMENDMENT. The Corporation reserves the right to amend the Plan by action of its Board of Directors or the Investment Committee thereof at any time and from time to time, subject to the following limitations:

     (a) no amendment shall be made which vests in any Participating Company any interest in any assets of the Plan other than as specifically provided in section 12.2;

     (b) no amendment shall be made which would have the effect of decreasing a Participant's "accrued benefit" as proscribed in section 41l(d)(6) of the Code; and

     (c) no amendment shall have the effect of reducing a Participant's vested interest in his Accounts. If the Plan is amended to change the vesting schedule, each Participant with at least a three-year Period of Service shall have the right to elect to have his vested interest computed without regard to the amendment. Each Participant shall be permitted to make this election during the period ending 60 days after the latest of the date (1) the amendment is adopted;
(2) the amendment is effective, and (3) the Participant is issued a written notice of the amendment by the Corporation or its delegate.

     12.2 TERMINATION OF PLAN. This Plan is intended to be permanent, and it is the expectation of the Corporation that it will continue indefinitely. However, the Corporation reserves the right to terminate the Plan by resolution of its Board of Directors or the appropriate committee thereof. In the case of a complete termination of the Plan, previously unallocated forfeitures shall be allocated as otherwise provided in the Plan. To the extent previously unallocated forfeitures cannot be allocated because all Participants have reached the limitations of section 415 of the Code, the unallocated amount shall revert back to the appropriate Participating Company, as provided in section 3.10.

     12.3 DISCONTINUANCE OF CONTRIBUTIONS. The Corporation reserves the right to discontinue contributions to the Plan by amendment or by resolution of the Board of Directors or the appropriate committee thereof

     12.4 VESTING ON TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. As of the date of the partial or complete termination of the Plan or upon the complete discontinuance of contributions to the Plan, each affected Participant shall become fully vested in his Accounts and no further allocations of contributions or forfeitures shall be made after such date on behalf of an affected Participant.

     12.5 DISTRIBUTION ON TERMINATION. Upon the complete termination of the Plan, the Trustee shall distribute to each affected Participant the full amount standing to the credit of his Accounts; provided that if such amount exceeds (or at the time of any prior distribution exceeded) $5,000 (or such larger amount as may be permitted by law) and the Participant is not yet age 65, such lump sum shall not be paid without his consent. If the Participant does not consent, an annuity contract shall be purchased for and distributed to the Participant.

     12.6 CHANGE OF CONTROL.

     (a) DEFINITION. Change in Control means the occurrence of any one of the following events:

          (i) any "person" (as such term is defined in section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20 percent or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board of Directors (the "Board") of the Corporation (the "Corporation Voting Securities"); PROVIDED HOWEVER, that the event described in this paragraph
     (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Corporation or any Subsidiary, (B) by any employee benefit plan sponsored or maintained by the Corporation or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a "Non-Control Transaction" (as defined in paragraph (iii));

          (ii) individuals who, on July 1, 1996, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to July 1, 1996, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; PROVIDED, HOWEVER, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Corporation or any such type of transaction involving the Corporation or any of its Subsidiaries that requires the approval of the Corporation's stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business Combination: (A) more than 80 percent of the total voting power of the corporation resulting from such Business Combination (including, without limitation, any corporation which directly or indirectly has beneficial ownership of 100 percent of the Corporation Voting Securities) eligible to elect directors of such corporation is represented by shares that were Corporation Voting Securities immediately prior to such Business Combination (either

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

     by remaining outstanding or being converted), and such voting power is in substantially the same proportion as the voting power of such Corporation Voting Securities immediately prior to the Business Combination, (B) no person (other than any publicly traded holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Corporation (or the corporation resulting from such Business Combination)), becomes the beneficial owner, directly or indirectly, of 20 percent or more of the total voting power of the outstanding voting securities eligible to elect directors of the corporation resulting from such Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies the conditions specified in (A), (B) and (C) shall be deemed to be a "Non-Control Transaction"); or

          (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or the direct or indirect sale or other disposition of all or substantially all of the assets of the Corporation and its Subsidiaries. Notwithstanding the foregoing, a Change in Control of the Corporation shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20 percent of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which reduces the number of Corporation Voting Securities outstanding, PROVIDED THAT if after such acquisition by the Corporation such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a Change in Control of the Corporation shall then occur.

     For purposes of the definition of a "Change of Control", the term "Subsidiary" shall mean any corporation or other entity in which the Corporation has a direct or indirect ownership interest of 50 percent or more of the total combined voting power of the then outstanding securities of such corporation or other entity entitled to vote generally in the election of directors or in which the Corporation has the right to receive 50 percent or more of the distribution of profits or 50 percent of the assets on liquidation or dissolution.

     Notwithstanding any other provisions of the Plan to the contrary, if a Change in Control occurs, then during the period commencing on the date of acquisition of said voting power, control of the Board, or consummation of a Business Combination, and ending at the close of business on the last day of the Fiscal Year that includes such date (the "Restriction Period"), the provisions of this section 12.6 shall apply.

     (b) EFFECT. During the Restriction Period, the Plan may not be terminated or amended to the extent the amendment would:

     (1)  reduce coverage under the Plan;

     (2) reduce the amount of Profit-Sharing Contributions required to be made for the Plan Year ending on the last day of the Restriction Period;

     (3) reduce the amount of After-Tax Contributions eligible for a matching contribution that a Participant is permitted to make or the amount of the Matching After-Tax Contributions required under sections 3.5 and 3.6; or

     (4) reduce the amount of Pre-Tax Contributions that a Participant is permitted to make or the amount of Matching Pre-Tax Contributions required under sections 3.3 and 3.4.

     (c) For the purpose of computing the amount of the Profit-Sharing Contributions for the twelve-month period ending on the last day of a Restriction Period, the adjusted consolidated net income of the Corporation and its Consolidated Subsidiaries before net income taxes for the Fiscal Year ending on such date is deemed to be the forecast of the consolidated net income of the Corporation and its Consolidated Subsidiaries for such Fiscal Year as set forth in the annual operating plan of the Corporation for such Fiscal Year.

     (d) During the Restriction Period, any person who was an Employee on the day preceding the first day of the Restriction Period shall be deemed to be an Employee so long as he is employed by a member of a "controlled group of corporations" which includes, or by a trade or business that is under common control with (as those terms are defined in sections 414(b) and (c) of the Code) the Corporation, any corporation which is the survivor of any merger or consolidation to which the Corporation was a party, or any corporation into which the Corporation has been liquidated.

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

     13.1 RESTRICTIONS ON ALIENATION: QUALIFIED DOMESTIC RELATIONS ORDERS. Except as may be required (i) to offset an amount that a Participant is ordered to pay to the Plan as a result of a judgement, settlement, order or decree entered on or after August 5, 1997 as permitted under section 401(a)(13)(C) of the Code or (ii) for income tax withholding purposes, no benefit or interest under this Plan shall be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined by the Retirement Plan Administrative Committee to be a "qualified domestic relations order", as defined in section 414(p) of the Code. In accordance with uniform and nondiscriminatory procedures established by the Retirement Plan Administrative Committee from time to time, the Retirement Plan Administrative Committee upon the receipt of a domestic relations order which seeks to require the distribution of a Participant's Account in whole or in part to an "alternate payee" (as that term is defined in section 414(p)(8) of the Code) shall:

     (1) promptly notify the Participant and such "alternate payee" of the receipt of such order and of the procedure which the Retirement Plan Administrative Committee will follow to determine whether such order constitutes a "qualified domestic relations order" within the meaning of section 414(p) of the Code,

     (2) determine whether such order constitutes a "qualified domestic relations order" and notify the Participant and the "alternate payee" of the results of such determination, and

     (3) if the Retirement Plan Administrative Committee determines that such order does constitute a "qualified domestic relations order," distribute to such "alternate payee" under the terms of such order the amount called for under the order in a single sum within 60 days of the date such order is determined to constitute a qualified domestic relations order, without regard to whether a distribution would be permissible to the Participant at such time under this Plan.

         The determination and the distribution made by, or at the direction of, the Retirement Plan Administrative Committee under this section 13.1 shall be final and binding on the Participant and on all other persons interested in such order. An "alternate payee" under this section 13.1 shall not be an eligible person for purposes of obtaining a loan pending the distribution of such alternate payee's entire interest under this Plan.

     13.2 EXCLUSIVE BENEFIT REQUIREMENT. Except as provided in sections 12.2,
13.1 and 13.3, no assets of the Plan shall revert to a Participating Company or be used for or diverted to purposes other than providing benefits to Participants and their Beneficiaries and defraying reasonable costs of administering the Plan.

     13.3 RETURN OF CONTRIBUTIONS.

     (a) MISTAKE OF FACT. Any contribution made by a Participating Company due to a mistake of fact shall be returned to the Participating Company within one year of the date the contribution was made.

     (b) NONDEDUCTIBLE CONTRIBUTIONS. In the event the deduction of a contribution made by a Participating Company is disallowed under section 404 of the Code, such contribution (to the extent disallowed) shall be returned to the Participating Company within one year of the disallowance of the deduction.

     13.4 NO CONTRACT OF EMPLOYMENT. Neither the establishment and maintenance of the Plan, nor the participation in the Plan by any Employee shall be construed as a contract between the Employee and any Participating Company so as to give any Employee the right to be retained by any Participating Company, or to interfere with the rights of any Participating Company to discharge the Employee at any time.

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

     13.5 PAYMENT OF BENEFITS ON INCAPACITY. In the event the Retirement Plan Administrative Committee determines that any person to whom a distribution is to be made is unable to care for his affairs by reason of illness or other disability, any amount distributable to such person (unless prior claim thereto shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Retirement Plan Administrative Committee, be paid to such other person deemed by the Retirement Plan Administrative Committee to be responsible for such person. Any such payment made under this section 13.5 shall constitute a complete discharge of any liability under this Plan.

     13.6 MERGER. In the event of a merger or consolidation with, or transfer of assets or liabilities to any other plan, each Participant shall receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is at least equal to the benefit the Participant was entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then terminated).

     13.7 CONSTRUCTION. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in the construction of its provisions. Wherever appropriate, the masculine shall be read as the feminine, the plural as the singular, and the singular as the plural. References in this Plan to a section shall be to a section in this Plan unless otherwise indicated. References in this Plan to a section of the Code, ERISA or

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

any other federal law shall also refer to the regulations issued under such section.

     13.8 GOVERNING LAW. This Plan shall be construed, to the extent to which state law is applicable, in accordance with the laws of the State of Florida. Venue for any action arising under this Plan shall be in Brevard County, Florida.

         13.9 MISTAKEN PAYMENTS. If a mistake is made in favor of a Participant, Beneficiary or alternate payee in the payment of benefits under this Plan, then the Corporation or the Trustee (acting at the Corporation direction and on behalf of the Plan) shall take such action against such Participant, Beneficiary or alternate payee to remedy such mistake and to make the Plan whole as the Corporation deems proper and appropriate under the circumstances, and any mistake in favor of the Plan shall promptly be corrected by, or at the direction of, the Retirement Plan Administrative Committee.


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

                                            HARRIS CORPORATION


Date:  August 30, 2000                      By: /s/ David S. Wasserman
     ---------------------------------         ---------------------------------

Attest: /s/ R.L. Ballantyne                 Title:  Vice President-Treasurer
       -------------------------------            ------------------------------
           Secretary




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

                                   APPENDIX A

     INVESTMENT FUNDS. The Investment Funds available under the plan as of January 1, 1998 are as follows:

     (a) BALANCED FUND. Assets held in this fund will be invested in a variety of stocks, bonds, mortgages, fixed-income securities such as U.S. Treasury bills, certificates of deposit, commercial paper and real estate.

     (b) SHORT-TERM BOND FUND. Assets in this fund will be invested in shorter-term fixed-income securities such as government bonds, U.S. Treasury bills and notes, certificates of deposit, federal agency obligations, mortgage securities and corporate bonds.

     (c) MONEY MARKET FUND. Assets in this fund will be invested in a diversified portfolio of high-quality, short-term fixed instruments such as U.S. Treasury bills, federal agency obligations, commercial paper, certificates of deposit and banker's acceptances.

     (d) STABLE VALUE FUND. Assets held in this fund will be invested in a diversified portfolio of investment contracts and short-term, high-quality fixed income instruments that guarantee principal and a specified rate of return for a specified period.

     (e) EQUITY INCOME FUND. Assets held in this fund will be invested primarily in dividend-paying common stocks of established companies but may also be invested in convertible bonds and/or convertible preferred stock.

     (f) INDEXED EQUITY FUND. Assets held in this fund will be invested in a stock portfolio that mirrors the Standard & Poor's 500 Stock Index.

     (g) GROWTH FUND. Assets in this fund will be invested for the longer term, primarily in common stocks of companies which are currently experiencing an above-average rate of earnings growth. The fund's stock selection criteria include a requirement that each company have a five-year average performance record of sales, earnings, dividend growth, pre-tax margins, return on equity.

     (h) HARRIS STOCK FUND. Assets in this fund will be invested in common stock of the Corporation.

     The Investment Funds may be changed at any time and from time to time.

                                   APPENDIX B

                 SPECIAL PROVISIONS FOR TRANSFERRED PARTICIPANTS

     The provisions of this Appendix B are effective as of January 1, 1990.

     (a) For purposes of this Appendix B, the following terms shall have the following meanings:

     (1) "TRANSFERRED PARTICIPANTS" means those former Employees whose employment with a Participating Company ceased due to a sale of the stock or assets of a Sold Operation.

     (2) "SOLD OPERATION" means (i) the Data Communications Division and (ii) the Chatsworth Operation.

     (3) "CLOSING DATE" means the date as of which the sale of the relevant Sold Operation was effective.

     (b) Each Transferred Participant shall be fully vested in his Accounts as of the relevant Closing Date.

                                   APPENDIX C

                             PARTICIPATING COMPANIES

         The following Related Companies are Participating Companies as of the respective dates set forth below:

                  Harris Corporation (January 1, 1998)

                  Audio Broadcast Group, Incorporated (November 24, 1999)

                  Harris Automation (January 11, 2000)

                  Baseview Products, Inc. (January 1, 1998)

                  Harris Intraplex, Inc. (July 1, 1999)

                  Harris Pacific, Inc. (October 5, 1999)

                  Harris Technical Services Corporation (January 1, 1998)

                  Harris Publishing Systems Corporation (January 1, 1998)

                                   APPENDIX D

                             FORMER PARTICIPANTS IN

                 THE INTRAPLEX, INC. 401(k) PROFIT SHARING PLAN

     Effective as of July 1, 1999, the Harris Intraplex, Inc. 401(k) Profit Sharing Plan (the "Intraplex Plan") was merged into the Plan and the accounts maintained for participants under the Intraplex Plan were transferred to the Plan. Notwithstanding anything in the Plan to the contrary, the following provisions shall apply to the Participants whose accounts under the Intraplex Plan were transferred to the Plan in connection with such merger (the "Intraplex Participants"):

     1. SERVICE. For purposes of determining an Intraplex Participant's Period of Service, the Intraplex Participant shall be credited with a Period of Service equal to (a) the number of whole Years of Service credited to the Intraplex Participant under the Intraplex Plan as of June 30, 1999, plus (b) the greater of (1) the Period of Service that would be credited the Intraptex Participant under Article 2 of the Plan during the Plan Year commencing on July 1, 1999, and
(2) the service that would be credited to the Intraplex Participant under the terms of the Intraplex Plan for the Plan Year commencing on July 1, 1999.

     2. DISTRIBUTIONS. If the total vested value of an Intraplex Participant's account under the Plan (including the amount transferred to the Plan from the Intraplex Plan) exceeds $5,000 (or such other amount prescribed by Section

411(a)(11) of the Code) at the time the Intraplex Participant requests a distribution from the Plan, the Intraplex Participant's spouse must consent to the distribution of the amount contained in the Participant's account transferred to the Plan from the Intraplex Plan effective July 1, 1999. Such consent shall be obtained in writing within the 90-day period ending on the date that the distribution commences.

                                      D-2